                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                         SCICLONE PHARMACEUTICALS, INC.

                (Name of Registrant as Specified In Its Charter)



Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

        5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               -----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

        3)     Filing Party:

               -----------------------------------------------------------------

        4)     Date Filed:

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

                                [SCICLONE LOGO]
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 30, 2002

Dear Fellow Shareholder:

     The 2002 Annual Meeting of Shareholders (the Annual Meeting) of SciClone Pharmaceuticals, Inc. (the Company), will be held at Hilton Garden Inn, at 2000 Bridgepointe Circle, San Mateo, California, 94404 on Thursday, May 30, 2002, beginning at 10:00 a.m. local time. At the Annual Meeting, shareholders will act on the following matters:

          (1) Election of seven (7) directors;

          (2) Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2002;

          (3) Approval of the reincorporation of the Company in the State of Delaware and other related changes in the rights of shareholders and approval of the indemnity agreements to be entered into by the Company with each director;

          (4) Subject to approval of Proposal No. 3, approval of certain additional anti-takeover measures under the Company's Delaware Certificate of Incorporation and Delaware By-Laws as follows:

           A. Approval of the elimination of cumulative voting for the Company's directors in the Delaware Certificate of Incorporation.

           B. Approval of the elimination of the right of the Company's shareholders to act by written consent in the Delaware Certificate of Incorporation and Delaware By-Laws.

           C. Approval of the adoption of an increase in the percentage of voting shareholders of record required to call a special meeting of shareholders from ten percent (10%) to twenty-five (25%) in the Delaware Certificate of Incorporation and Delaware Bylaws;

          (5) Approval of the adoption of an increase in the maximum aggregate number of shares of Common Stock that may be issued under the Company's 1995 Equity Incentive Plan by 1,350,000 shares, from 4,750,000 shares to 6,100,000 shares.

          (6) Approval of the amendment of the Company's 1995 Nonemployee Director Stock Option Plan (the Plan) to: (1) increase the maximum aggregate number of shares of Common Stock that may be issued under the Plan by 250,000 shares, from 500,000 shares to 750,000 shares; (2) increase the Regular Annual Grant (as defined in the Company's Proxy Statement) by 10,000 shares, from 10,000 shares to 20,000 shares, and (3) provide for full acceleration of vesting and exercisability of options to purchase Common Stock granted under the Plan upon the occurrence of a Change in Control.

          (7) Any other matters that properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     All holders of record of shares of the Company's common stock at the close of business on April 2, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     If you plan to attend:

     PLEASE NOTE THAT SPACE LIMITATIONS MAY MAKE IT NECESSARY TO LIMIT ATTENDANCE ONLY TO SHAREHOLDERS. REGISTRATION WILL BEGIN AT 9:30 A.M. AND SEATING WILL BE AVAILABLE AT APPROXIMATELY 9:30 A.M. EACH SHAREHOLDER MAY BE ASKED TO PRESENT VALID PICTURE IDENTIFICATION, SUCH AS A DRIVER'S LICENSE OR PASSPORT. SHAREHOLDERS HOLDING STOCK IN BROKERAGE ACCOUNTS (STREET NAME HOLDERS) WILL NEED TO BRING A COPY OF A BROKERAGE STATEMENT REFLECTING STOCK OWNERSHIP AS OF THE RECORD DATE. CAMERAS, RECORDING DEVICES AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING.

                                          By order of the Board of Directors

                                          -s- RICHARD A. WALDRON
                                          RICHARD A. WALDRON
                                          Chief Financial Officer and Secretary

San Mateo, California
April 15, 2002

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES BY PHONE, VIA THE INTERNET OR BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. PLEASE SEE YOUR PROXY CARD FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE. PROXIES ARE REVOCABLE, AND ANY SHAREHOLDER MAY WITHDRAW HIS OR HER PROXY PRIOR TO THE TIME IT IS VOTED, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SOLICITATION AND VOTING OF PROXIES..........................  1
  General...................................................  1
  Revocability of Proxies...................................  1
  Record Date...............................................  1
  Voting and Solicitation...................................  1

ELECTION OF DIRECTORS.......................................  2
  Nominees..................................................  2
  Meetings and Committees of the Board of Directors.........  4
  Compensation of Directors.................................  5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.........  6
  General...................................................  6
  Principal Accounting Firm Fees............................  6

REINCORPORATION IN THE STATE OF DELAWARE AND RELATED CHANGES
  TO THE RIGHTS OF SHAREHOLDERS.............................  7
  General...................................................  7
  Implementation of Reincorporation.........................  7
  Significant Changes Caused by the Reincorporation.........  8
  Reasons for the Reincorporation...........................  8
  Delaware Corporation Law Compared to California
     Corporation Law........................................ 10
  Shareholder Rights Agreement.............................. 12
  Limitation of Liability and Indemnification............... 13
  Anti-Takeover Measures.................................... 16
  Other Key Differences Between California and Delaware
     Law.................................................... 19
  Summary of Federal Tax Consequences of the
     Reincorporation........................................ 21

ADDITIONAL ANTI-TAKEOVER MEASURES........................... 22
  Summary of Additional Anti-Takeover Measures.............. 24

ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS.............. 24

ELIMINATION OF ACTION BY WRITTEN CONSENT.................... 25

LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS.............. 26

AMENDMENT OF THE 1995 EQUITY INCENTIVE PLAN................. 27
  General................................................... 27
  Summary of the Option Plan, as Amended.................... 27
  Summary of United States Federal Income Tax
     Consequences........................................... 29
  Changes to Benefit Plan................................... 30

AMENDMENT OF THE 1995 NONEMPLOYEE DIRECTOR STOCK OPTION
  PLAN...................................................... 31
  General................................................... 31
  Summary of the Director Plan, as Amended.................. 31
  Summary of Federal Income Tax Consequences................ 33
  Changes to Benefit Plan................................... 33

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
  MANAGEMENT................................................ 34

                                                              PAGE
                                                              ----
EXECUTIVE COMPENSATION AND OTHER MATTERS.................... 36
  Summary Compensation Table................................ 36
  Option Grants in Fiscal 2001.............................. 37
  Aggregated Option Exercises and Fiscal Year-End Option
     Values................................................. 37
  Employment Contracts and Termination of Employment and
     Change-in-Control Arrangements......................... 38
  Compensation Committee Interlocks and Insider
     Participation in Compensation Decisions................ 39
  Certain Relationships and Related Transactions............ 39
  Section 16(a) Beneficial Ownership Reporting Compliance... 39

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION..... 39
  Compensation Policy....................................... 39
  Base Salary............................................... 40
  Annual Cash Incentives.................................... 40
  Long-Term Equity Incentives............................... 41
  CEO Compensation.......................................... 41
  Special Deduction Limit................................... 41

REPORT OF THE AUDIT COMMITTEE............................... 42

STOCK PERFORMANCE GRAPH..................................... 43

YEAR 2003 SHAREHOLDER PROPOSALS............................. 43

OTHER MATTERS............................................... 44

APPENDIX A.................................................. A-1

APPENDIX A-1................................................ A-1-1

APPENDIX A-2................................................ A-2-1

APPENDIX B.................................................. B-1

APPENDIX C-1................................................ C-1-1

APPENDIX C-2................................................ C-2-1

APPENDIX D.................................................. D-1

                                [SCICLONE LOGO]

                         901 MARINER'S ISLAND BOULEVARD
                          SAN MATEO, CALIFORNIA 94404
                             ---------------------
                                PROXY STATEMENT
                             ---------------------
                       SOLICITATION AND VOTING OF PROXIES

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the Board) of SciClone Pharmaceuticals, Inc., a California corporation (the Company), of proxies in the enclosed form for use in voting at the Company's 2002 Annual Meeting of Shareholders (the Annual Meeting) to be held at Hilton Garden Inn, at 2000 Bridgepointe Circle, San Mateo, California, 94404 on Thursday, May 30, 2002, at 10:00 a.m., local time, and any adjournment or postponement thereof.

     Definitive copies of this Proxy Statement and the enclosed proxy card and the Company's 2001 Annual Report to Shareholders are expected to first be sent or given to shareholders on or about April 15, 2002.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Richard A. Waldron) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

RECORD DATE


     The close of business on April 2, 2002 was fixed as the record date (the Record Date) for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, the Company had 32,717,475 shares of Common
Stock outstanding.


VOTING AND SOLICITATION

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be acted upon at the Annual Meeting and is entitled to cumulate votes for the election of directors, subject to the conditions described below and under Proposal No. 1, "ELECTION OF DIRECTORS."

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector of Elections will also determine whether or not a quorum is present. In general, California law also provides that a quorum consists of a majority of the shares entitled to vote, represented either in person or by proxy. The Inspector of Elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as not voting for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter (broker non-votes), those shares will be treated as present and entitled to vote for purposes of determining the presence of a quorum but will not be considered as voting with respect to that matter. While there is no definitive specific statutory or case law authority in California concerning the proper treatment of abstentions and broker non-votes, the Company believes that the tabulation procedures to be followed by the Inspector of Elections are consistent with the general statutory requirements in California concerning voting of shares and determination of a quorum.

     The shares represented by the proxies received properly voted by phone, via the internet or properly marked, signed, dated and not revoked will be voted at the Annual Meeting. Where such proxies specify a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specifications made. Any proxy in the enclosed form which is returned but is not marked will be voted FOR the election of directors, FOR proposals 1 through 6 and as the proxy holders deem advisable on other matters that may come before the meeting, as the case may be with respect to the item not marked.

     The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. We have engaged MacKenzie Partners, Inc., a proxy solicitation firm, to assist us in soliciting proxies for an estimated fee of $11,000. In addition, the Company's officers, directors and employees may also solicit proxies by mail, telephone, personal contact, facsimile or through online methods, none of whom will receive additional compensation for assisting with the solicitation.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     At the Annual Meeting, the shareholders will elect seven (7) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     In voting for directors, each shareholder is entitled to cast that number of votes equal to the number of directors to be elected multiplied by the number of shares of Common Stock held by such shareholder. Such votes may be cast for one candidate or distributed in any manner among the nominees for directors. However, the right to cumulate votes in favor of one or more candidates may not be exercised unless the candidate or candidates have been nominated prior to the voting, and a shareholder has given notice at the Annual Meeting, prior to the voting, of the shareholder's intention to cumulate such shareholder's votes. If any one shareholder gives such notice, all shareholders may cumulate their votes for candidates in nomination. The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the nominees as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those candidates for whom authority to vote has not been withheld.

     Assuming a quorum is present, the seven (7) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company. Unless marked otherwise, proxies received will be voted FOR the election of each of the seven (7) nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

     The names of the nominees, their ages as of March 5, 2002, and certain other information about them are set forth below:

                                                                                       DIRECTOR
NAME OF NOMINEE                             AGE          PRINCIPAL OCCUPATION           SINCE
---------------                             ---          --------------------          --------
Jere E. Goyan, Ph.D. .....................  71    Chairman, SciClone                     1992
                                                  Pharmaceuticals, Inc.; President
                                                  Goyan & Hart Associates
Donald R. Sellers.........................  57    President, Chief Executive Officer     1996
                                                  and Director, SciClone
                                                  Pharmaceuticals, Inc.; Managing
                                                  Director, SciClone Pharmaceuticals
                                                  International Ltd.
John D. Baxter, M.D. .....................  61    Professor of Medicine, the             1991
                                                  University of California, San
                                                  Francisco
Edwin C. Cadman, M.D. ....................  56    Dean, John A. Burns School of          1991
                                                  Medicine, University of Hawaii
Rolf H. Henel.............................  64    Partner, Naimark & Associates,         1997
                                                  Inc.
Jon S. Saxe...............................  65    Former President of Protein Design     2000
                                                  Labs, Inc.; Former Vice President,
                                                  Hoffmann-LaRoche, Inc.
Dean S. Woodman...........................  73    Founding partner of Robertson          2000
                                                  Stephens; Former Managing
                                                  Director, ING Barings

     Jere E. Goyan, Ph.D. has been Chairman of the Board of Directors of the Company since July 1997 and has been a director of the Company since January 1992. Currently, Dr. Goyan is President of Goyan and Hart Associates, a private consulting firm. From May 1993 until December 1998, Dr. Goyan was President, Chief Operating Officer, and a director of Alteon, Inc., a biotechnology company. He also served Alteon as Acting Chief Executive Officer from July 1993 until May 1994 and as Senior Vice President for Research and Development from January 1993 to May 1993. Dr. Goyan was the Commissioner of the United States Food and Drug Administration from October 1979 to January 1981. He was Dean of the School of Pharmacy at the University of California, San Francisco and Professor of Pharmacy and Pharmaceutical Chemistry from 1967 through 1992. He joined the faculty of UCSF in 1963 as an associate professor after serving on the faculty of the University of Michigan, College of Pharmacy from 1956 to 1963. Dr. Goyan also currently serves as a director of Emisphere Technologies, Inc., and Penwest Pharmaceuticals Co. Dr. Goyan also serves as a consultant to various companies and corporations.

     Donald R. Sellers has served as the Company's Chief Executive Officer since April 1996 and as President and Director since January 1996. From May 1993 to present, he has also served as Managing Director, SciClone Pharmaceuticals International Ltd., the international arm of the Company. From 1990 to 1993, Mr. Sellers was Corporate Vice President of Getz Bros., a U.S.-based international trading company, as well as President of one of its Japanese operations. From 1983 to 1990, Mr. Sellers was employed by Sterling Drug International, initially as Vice President of Marketing and Operations in Asia and later as President of its Latin American Andina Group. Mr. Sellers began his pharmaceutical career in 1973 with Pfizer as Country Manager, Vietnam and Hong Kong, and he later worked with the Revlon Healthcare Group as Director of Worldwide Exports and Pacific Area Director. Mr. Sellers spent five years in Military Intelligence serving with Special Forces and as a Counter-Intelligence Special Agent. He has an AB degree from Lafayette College and a Masters of International Management degree with honors from the American Graduate School of International Management.

     John D. Baxter, M.D. has been a director of the Company and the Chairman of its Scientific Advisory Board since June 1991. Dr. Baxter has been associated with the University of California, San Francisco since 1970. He has been Professor of Medicine since 1979, Chief of the Endocrinology Section, Parnassus Campus from 1980 to 1997 and Director of UCSF's Metabolic Research Unit since 1981. Dr. Baxter is President of

The Endocrine Society. Dr. Baxter was a founder and served as a director of California Biotechnology, Inc. (now Scios, Inc.), and of Kao Bio A.B., both biotechnology companies.

     Edwin C. Cadman, M.D. has been a director of the Company and a member of its Scientific Advisory Board since November 1991. Since November 1999, Dr. Cadman has been Dean of the John A. Burns School of Medicine at the University of Hawaii. From January 1994 to October 1999, Dr. Cadman was Senior Vice President of Medical Affairs and Chief of Staff at Yale New Haven Hospital, where he was Chief of the Medical Service from 1987 through December 1993. From 1987 to October 1999, Dr. Cadman was Professor of Medicine at Yale University, where he was Chairman of the Department of Medicine from 1987 through December 1993. Prior to these positions, he was Director of the Cancer Research Institute at UCSF.

     Rolf H. Henel joined the Company as a director in June 1997. Mr. Henel is a partner of Naimark & Associates, consultants to the health care industry. Mr. Henel is a director and Treasurer of Bergen Community Blood Services, Chairman of its Foundation, and President of the Northern New Jersey Chapter of the American Association of Individual Investors. From 1978 to 1993, Mr. Henel was with American Cyanamid Company, most recently as President of Cyanamid International, Lederle Division. Mr. Henel was a director and Chief Operating Officer of Immunomedics, Inc. from 1996 to 1997. Mr. Henel holds a M.B.A. from New York University and a B.A. from Yale University. Mr. Henel is also a director of Penwest Pharmaceuticals Co., a pharmaceutical company.

     Jon S. Saxe joined the Company as a director in August 2000. Mr. Saxe was President of Protein Design Labs, Inc. from 1995 to early-1999, and currently serves as a director of the company. From mid-1993 to 1995, Mr. Saxe was President of Saxe Associates, Inc., consultants to venture capital firms and biotechnology, diagnostic, and pharmaceutical companies. He was President and CEO of Synergen, Inc., a biotechnology company, from 1989 to 1993. Mr. Saxe is former Vice President, Licensing and Corporate Development and Head of Patent Law for Hoffmann-LaRoche Inc., where he worked for close to 30 years (1960-1989). Mr. Saxe received his J.D. from George Washington University School of Law and his LL.M. from New York University School of Law. He serves as a director of other public companies, including Incyte Genomics Inc.

     Dean S. Woodman joined the Company as a director in August 2000. Mr. Woodman was Managing Director of Woodman Capital Group, L.L.C., a boutique investment banking firm. In January 2001, he retired as an active investment banker. He was a senior consultant to the investment banking division at ING Barings L.L.C., an international investment banking firm from July 1999 to December 1999. From July 1989 to June 1999, he was a Managing Director of Furman Selz, an investment banking firm acquired in 1999 by ING Barings L.L.C. Mr. Woodman was a Managing Director in the investment banking group of Hambrecht & Quist (now J.P. Morgan Chase H&Q) from October 1984 to March 1988. He was a founding partner of Robertson Colman Stephens & Woodman (now Robertson Stephens), an investment banking firm, in 1978, and of Woodman Kirkpartrick & Gilbreath, an investment banking firm, in 1982. Mr. Woodman worked in the investment banking division of Merrill Lynch for 23 years where he spent 16 years as director of West Coast corporate financing until 1978. He is currently a Director of MarineMax, Inc.

     Directors serve until their successors are elected and qualified. There are no family relationships among any of the directors or executive officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During 2001, the Board met four times and no director attended fewer than 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he serves. The Board has the following three committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

     During 2001, the Audit Committee, which consisted of Mr. Henel, Mr. Saxe and Mr. Woodman, each a non-employee director, held four meetings. The functions of the audit committee include:

     - reviewing and approving the planned scope, proposed fee arrangements and results of the Company's annual audit;

     - reviewing with the independent auditors and the Company's management the annual financial statements and independent auditors' opinion;

     - approving all professional services and related fees performed by the independent auditors;

     - recommending the retention of the independent auditors to the Board, subject to ratification by the shareholders;

     - reviewing the adequacy of the Company's accounting policies and internal accounting and financial controls;

     - overseeing the actions taken by the independent auditors; and

     - reviewing the independence of the Company's auditors.

     All members of the audit committee, in the judgment of the Board, are "independent" as defined in the listing standards for the Nasdaq Stock Market. The audit committee acts pursuant to a written charter that has been adopted by the Board of Directors. For additional information concerning the audit committee, see REPORT OF THE AUDIT COMMITTEE.

     During 2001, the Compensation Committee, which consisted of Drs. Cadman and Goyan, held two meetings. The Compensation Committee establishes and administers the Company's policies regarding annual officer salaries and cash incentives and long-term equity incentives. The Compensation Committee also administers the Company's equity compensation plans. For additional information concerning the Compensation Committee, see COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

     During 2001, the Nominating Committee, which consisted of Dr. Goyan and Mr. Sellers, held no formal meetings but acted on an ad hoc basis. The Nominating Committee considers and recommends action to the Board regarding nominations to the Board of Directors of the Company. Shareholders may submit, with the nominees' permission, names of prospective Board nominees which will be considered by the Nominating Committee in light of the nominees' qualifications. Shareholder submissions to be considered for the Company's 2003 Annual Meeting of Shareholders must be received by Richard A. Waldron, SciClone Pharmaceuticals, Inc., 901 Mariner's Island Boulevard, Suite 205, San Mateo, California 94404, no later than December 16, 2002.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive any compensation for their services as directors. Directors Baxter, Henel, Saxe and Woodman, who are not employees of the Company, receive a retainer fee of $7,500 per quarter, plus payment of out-of-pocket expenses relating to their service as Board members. Directors Goyan and Cadman receive a retainer of $8,750 per quarter, plus payment of out-of-pocket expenses relating to their service as Board members.

     If directors Baxter, Cadman, Goyan, Henel, Saxe and Woodman are reelected to the Board at the Annual Meeting, each will automatically receive an option to purchase 10,000 shares of the Company's Common Stock under the Company's 1995 Nonemployee Director Stock Option Plan. Each such option shall vest and become exercisable at the rate of one-twelfth of the shares subject to the option at the end of each one-month period from the date of the Annual Meeting. However, if the requisite shareholder vote is obtained in favor of Proposal No. 6, the above-described directors would receive an option to purchase 20,000 shares of the Company's Common Stock upon reelection with vesting as described under Proposal No. 6. For additional information concerning the proposed changes to the Company's 1995 Nonemployee Director Stock Option Plan, see Proposal No. 6., "AMENDMENT OF THE 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN."

RECOMMENDATION OF THE BOARD:

                  THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR
                   THE ELECTION OF ALL NOMINEES NAMED ABOVE.

                                 PROPOSAL NO. 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

     Ernst & Young LLP has served as the Company's independent auditors since 1991 and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2002. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, management will review its future selection of auditors.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

PRINCIPAL ACCOUNTING FIRM FEES

     The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, Ernst & Young LLP.

Audit Fees..................................................   $166,060
Other Audit-Related Fees....................................   $ 25,000
Financial Information Systems Design and Implementation
  Fees......................................................   $      0
Other Fees..................................................   $      0

     "Other Audit-Related Fees" represent fees billed to the Company for Ernst & Young LLP's services with respect to registration statements filed with the SEC. The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation. The Company did not engage Ernst & Young LLP to provide any non-audit-related services during the year ended December 31, 2001.

REQUIRED VOTE

     The affirmative vote of a majority of the shares represented and voting at the annual meeting of shareholders at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval of this proposal.

RECOMMENDATION OF THE BOARD:

        THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE
         APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT
                AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002.

                                 PROPOSAL NO. 3

                  REINCORPORATION IN THE STATE OF DELAWARE AND
                 RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS

GENERAL

     The Company's Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. The Board of Directors believes the change in domicile to be in the best interests of the Company and its shareholders for several reasons. Principally, the Board of Directors believes that reincorporation will enhance the Company's ability to attract and retain qualified members of the Company's Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. To date, the Company has not experienced difficulty in retaining directors. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, it may become increasingly difficult for the Company to find and retain talented and experienced directors and officers. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to retain its current directors and officers and to attract and retain new directors and officers.

     Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law. Concurrent with the reincorporation, the Board of Directors proposes to include certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders, as discussed in more detail below. See Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES."

IMPLEMENTATION OF REINCORPORATION

     The proposed reincorporation will be accomplished by merging the Company into a newly formed Delaware corporation which, just before the merger, will be a wholly owned subsidiary of the Company (the "Delaware Company"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement") attached as Appendix A to this Proxy Statement. Upon the effective date of the merger (the "Reincorporation Effective Date"), the Delaware Company's name will be SciClone Pharmaceuticals, Inc. The reincorporation will not result in any change in the Company's business, assets or liabilities, will not cause its corporate headquarters to be moved and will not result in any relocation of management or other employees. The incumbent officers and directors of the Company will also be the officers and directors of the Delaware Company on the Reincorporation Effective Date.


     The Company's capital stock consists of 75,000,000 authorized shares of Common Stock, without par value, of which 32,717,475 shares were issued and outstanding as of April 2, 2002, and 10,000,000 authorized shares of Preferred Stock, without par value, none of which were outstanding as of April 2, 2002. On the Reincorporation Effective Date, the Delaware Company will have the same number of outstanding shares of Common Stock that the Company had outstanding immediately prior to the Reincorporation Effective Date.



     The Delaware Company's capital stock will consist of 75,000,000 authorized shares of Common Stock, without par value, and 10,000,000 shares of Preferred Stock, $.001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of the Company. The Delaware Company's authorized but unissued shares of Common Stock and Preferred Stock will both be available for future issuance.


     Under the Delaware Company's Certificate of Incorporation (the "Delaware Certificate"), as under the Company's Articles of Incorporation (the "California Articles"), the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of Preferred Stock and to fix the number of shares constituting any such Series and to determine the designation thereof.


     On the Reincorporation Effective Date, each outstanding share of Common Stock of the Company will automatically convert into one share of Common Stock of the Delaware Company, and shareholders of the Company will automatically become shareholders of the Delaware Company. On the Reincorporation Effective Date, the number of outstanding shares of Common Stock of the Delaware Company will be equal to the number of shares of Common Stock of the Company outstanding immediately prior to the Reincorporation Effective Date. In addition, each outstanding option or right to acquire shares of Common Stock of the Company will be converted into an option or right to acquire an equal number of shares of Common Stock of the Delaware Company, under the same terms and conditions as the original options or rights. All of the Company's employee benefit plans, including the 1991 Stock Option Plan and the 1991 Outside Directors Stock Option Plan, will be adopted and continued by the Delaware Company following the reincorporation. Shareholders should recognize that approval of the proposed reincorporation will constitute approval of the adoption and assumption of those plans by the Delaware Company.

     NO ACTION NEED BE TAKEN BY SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES NOW; THIS WILL BE ACCOMPLISHED AT THE TIME OF THE NEXT TRANSFER BY THE SHAREHOLDER. Certificates for shares in the Company will automatically represent an identical number of shares in the Delaware Company upon completion of the merger. The Company intends to apply for the listing and registration of the Common Stock of the Delaware Company on the Nasdaq National Market upon the Reincorporation Effective Date.

     The affirmative vote of the majority of voting power of all outstanding Common Stock of the Company is required for approval of this proposal. If approved by the shareholders, it is anticipated that the reincorporation would be completed as soon thereafter as practicable. The reincorporation may be abandoned or the Merger Agreement may be amended, either before or after shareholder approval has been obtained, if in the opinion of the Board of Directors, circumstances arise that make such action advisable, provided that any amendment that would effect a material change from the charter provisions discussed in this Proxy Statement would require further approval by the holders of a majority of the outstanding voting shares.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

     In general, the Company's corporate affairs are governed at present by the corporate law of California, the Company's state of incorporation, the California Articles and the Company's By-Laws (the "California By-Laws"), which have been adopted pursuant to California law. The California Articles and By-Laws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at SciClone Pharmaceuticals, Inc., 901 Mariners Island Boulevard, Suite 205, San Mateo, CA 94404, Attention: Corporate Secretary.

     If the reincorporation proposal is adopted, the Company will merge into, and its business will be continued by, the Delaware Company. Following the merger, issues of corporate governance and control would be controlled by Delaware law, rather than California law (however, see "Other Differences Between California and Delaware Law -- Application of California Law After Reincorporation"). The California Articles and By-Laws will be replaced by the Delaware Certificate and the Delaware Company's By-Laws (the "Delaware By-Laws"), copies of which are attached as Appendix A-1 and Appendix A-2 to the Merger Agreement. In the event any of the separate proposals for additional anti-takeover measures are approved by the requisite vote of shareholders, the Delaware Certificate and the Delaware By-Laws will make provision for such measures, as set forth in the Merger Agreement and exhibits thereto. See Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES."

REASONS FOR THE REINCORPORATION

     In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware and this trend continues currently. For the reasons detailed below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

     Greater Predictability and Responsiveness to Corporate Needs. Delaware has adopted comprehensive corporate laws which are revised regularly to meet changing business circumstances. The Delaware Legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under California law.

     More Certainty Regarding Indemnification and Limitation of Liability for Directors. In 1986, Delaware amended its corporate law to allow corporations to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. Delaware law does not permit a Delaware corporation to limit or eliminate the liability of its directors for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit or for violations of federal laws such as the federal securities laws. In 1987, California amended its corporate law in a manner similar to Delaware to permit a California corporation to limit the personal monetary liability of its directors for their conduct as directors under certain circumstances. The Company has adopted California Articles and By-Laws and entered into indemnification agreements that take advantage of these changes under California law. Nonetheless, the Board of Directors believes that the protection from liability for directors is somewhat more certain under the Delaware law than under the California law and therefore that the Company's objectives in adopting this type of provision can be better achieved by reincorporation in Delaware. The directors have elected to adopt such a provision in the Delaware Certificate and By-Laws. The Board believes that Delaware reincorporation will enhance the Company's ability to recruit and retain directors in the future; however, the shareholders should be aware that such a provision inures to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the shareholders. See subsections entitled, "Limitations on Director Liability" and "Indemnification of Officers and Directors" below for a more complete discussion of these issues.

     The interests of the Board of Directors, management and affiliated shareholders in voting on the reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under California law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between California and Delaware law as they affect shareholders begins below.

     Charter Provisions Deterring Hostile Takeovers. Reincorporation in Delaware may have the effect of deterring hostile takeover attempts. The Board has proposed the revision in the Delaware Certificate and By-Laws of certain provisions available to certain public companies under Delaware law that deter hostile take-over attempts, such as the elimination of cumulative voting, exclusive right of the Board of Directors to set the number of directors, exclusive right of the Board of Directors to fill vacancies on the Board, blank check preferred, the elimination of the right of shareholders to act by written consent, and limiting the shareholders' right to call a special meeting to shareholders who have at least 25% of the votes entitled to vote at that meeting. Several of these measures are not included in the California Articles and are not applicable to the Company under California law at the present time. Accordingly, those matters that do need shareholder approval are presented for separate consideration and vote by the shareholders. Certain disadvantages of anti-takeover measures generally are also reviewed below. See Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES."

DELAWARE CORPORATION LAW COMPARED TO CALIFORNIA CORPORATION LAW

     The following chart is only a summary of the more important differences in the corporation laws of Delaware and California and does not purport to be an exhaustive discussion. It is qualified in its entirety by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and By-Laws and the Delaware Certificate and By-Laws. Both California and Delaware law provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the charter or By-Laws of the corporation. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement, the Delaware Certificate and the Delaware By-Laws attached to this Proxy Statement. In addition, the Board is proposing additional anti-takeover measures for separate consideration and vote by the shareholders. A summary of those provisions is discussed below. See Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES."

ISSUE                                    DELAWARE                       CALIFORNIA
-----                                    --------                       ----------
Limitation of Liability of
Directors and Officers.......  Delaware law permits the        California law contains
                               limitation of liability of      additional exceptions to the
                               directors and officers to a     liability limitations of
                               Company except in connection    directors and officers.
                               with (i) breaches of the duty   Please see discussion below.
                               of loyalty; (ii) acts or
                               omissions not in good faith
                               or involving intentional
                               misconduct or knowing
                               violations of law; (iii) the
                               payment of unlawful dividends
                               or unlawful stock purchases
                               or redemptions; or (iv)
                               transactions in which a
                               director received an improper
                               personal benefit.
Indemnification of Directors
and Officers.................  Delaware law could result in    California law permits
                               indemnification of directors    indemnification under certain
                               and officers in circumstances   circumstances, subject to
                               where California law would      certain limitations.
                               not permit indemnification
                               and provides more certainty
                               as a result of extensive case
                               law on indemnification.
Number of Directors..........  Determined solely by            Determined by Board within
                               resolution of the Board         the range set in the
                               pursuant to the Delaware        California By-Laws. Changes
                               Certificate.                    in the authorized range must
                                                               be approved by the
                                                               shareholders.

ISSUE                                    DELAWARE                       CALIFORNIA
-----                                    --------                       ----------
Filling Board Vacancies......  Delaware law provides for the   California law permits (a)
                               Delaware Court of Chancery to   any holder of 5% or more of
                               order an election to fill       the corporation's voting
                               vacancies or newly created      stock or (b) the superior
                               directorships upon the          court of the appropriate
                               application of the holders of   county to call a special
                               10% of the outstanding shares   meeting of shareholders to
                               having a right to vote for      elect the entire board if,
                               such directors, if at the       after filling any vacancy,
                               time of filling such            the directors then in office
                               vacancies or directorships,     who have been elected by the
                               the directors then in office    shareholder constitute less
                               constitute less than a          than a majority of the
                               majority of the entire board    directors then in office.
                               as constituted immediately
                               prior to any increase.
                               The Delaware Certificate and    The California Articles are
                               By-Laws provide vacancies may   silent on filling vacancies.
                               be filled only by a majority    The California By-Laws
                               vote of the directors then in   provide that the Board of
                               office, though less than a      Directors may fill vacancies
                               quorum, or by a sole            by a majority vote of the
                               remaining director.             directors then in office at a
                                                               meeting where there is a
                                                               quorum, or if less than a
                                                               quorum, (a) by the unanimous
                                                               written consent of the
                                                               directors then in office, (b)
                                                               by the vote of a majority of
                                                               the directors then in office
                                                               at a meeting held pursuant to
                                                               notice or waivers of notice,
                                                               or (c) by a sole remaining
                                                               director. When a vacancy is
                                                               created by the removal of a
                                                               director, the vacancy may be
                                                               filled only by the vote of a
                                                               majority of the shares, or by
                                                               the unanimous written consent
                                                               of all of the shareholders.
                                                               Shareholders may fill any
                                                               vacancies when not filled by
                                                               the Board by a vote or
                                                               written consent of a majority
                                                               of the shares.
Blank Check Preferred........  The Delaware Certificate        The California Articles
                               provides for the issuance of    provide for the issuance of
                               preferred stock with terms      preferred stock with terms
                               set by the Board of             set by the Board of
                               Directors.                      Directors.
Advance Notice Requirement...  There are no specific           There are no specific
                               statutory regulations. The      statutory regulations.
                               Delaware By-Laws require        By-Laws require timely notice
                               timely notice which is not      according to the Securities
                               less than 120 days in advance   Exchange Act of 1934.
                               of the date the proxy
                               statement was released to
                               shareholders in connection
                               with the previous year's
                               annual meeting.

ISSUE                                    DELAWARE                       CALIFORNIA
-----                                    --------                       ----------
Tender Offer Statute.........  Restricts mergers in two step   Restricts mergers in two step
                               takeovers, without Board        takeovers unless Common Stock
                               approval of first step.         is issued, unanimous
                                                               affirmative vote of
                                                               shareholders or Department of
                                                               Corporations approval.
Loans to Officers and
Directors....................  Board may authorize if the      Loans may be made only with
                               loans may reasonably be         shareholder approval unless
                               expected to benefit the         By-Laws permitting loans by
                               Company.                        Board approval only are
                                                               approved by the shareholders.
Right of Shareholders to
Inspect Shareholder List.....  Permitted for any purpose       Permitted for any purposes
                               reasonably related to a         reasonably related to a
                               shareholder's interest as a     shareholder's interest as a
                               shareholder.                    shareholder. Also, an
                                                               absolute right to 5%
                                                               shareholders and certain 1%
                                                               shareholders.
Appraisal Rights.............  Generally available if          Available in certain
                               shareholders receive cash in    circumstances if the holders
                               exchange for their shares and   of 5% of the class assert
                               in certain other                such rights.
                               circumstances.
Dividends....................  Paid from surplus (including    Generally limited to the
                               paid-in and earned surplus or   greater of (i) retained
                               net profits).                   earnings or (ii) an amount
                                                               which would leave the Company
                                                               with assets of 125% of
                                                               liabilities and current
                                                               assets of 100% of current
                                                               liabilities.
Other........................  Responsive legislature and
                               larger body of corporate case
                               law in Delaware provides more
                               predictable corporate legal
                               environment in Delaware.
Class Vote for
Reorganization...............  Generally not required unless   A reorganization transaction
                               a reorganization adversely      must generally be approved by
                               affects a specific class of     a majority vote of each class
                               shares.                         of shares outstanding.

SHAREHOLDER RIGHTS AGREEMENT


     In July 1997, the Board of Directors of the Company adopted the Rights Agreement by and between the Company and ChaseMellon Shareholder Services, LLC, dated July 25, 1997 (the "Rights Agreement"). Pursuant to the Rights Agreement, the Company declared a dividend of one Preferred Share Purchase Right (a "Right") for each outstanding share of Common Stock and each share of Common Stock issued thereafter. Initially, each Right entitles holders of Common Stock to purchase from the Company one-hundredth of a share of Series B Preferred at an exercise price per share of $30, subject to adjustment. The Rights are not exercisable until the occurrence of specified events.

     The Rights Agreement is intended to protect the shareholders in the event of an unfair or coercive offer to acquire, or the acquisition of, 15% or more of the Common Stock of SciClone California. The Rights are not intended to prevent a takeover of the Company and will not interfere with any tender offer or business combination approved by the Board of Directors. The Rights Agreement encourages persons seeking control of the Company to initiate such an acquisition or offer to acquire through arm's-length negotiations with the Board of Directors.

     The Rights Agreement will be assumed by the Delaware Company pursuant to the terms of the Merger Agreement. The Merger Agreement provides that the Company's Series B Preferred Stock will be assumed by the Delaware Company and will be designated the Series A Preferred Stock, and will have all of the powers, preferences, and rights set forth in the Delaware Company's Amended and Restated Certificate of Incorporation. In the past, Delaware courts have upheld the validity of plans such as the Rights Agreement. To date, the California courts have not considered the validity of such a plan. While the Company believes that the Rights Agreement is likely to be upheld under California law in the event of a challenge, such an outcome is believed to be even more likely if the Reincorporation Proposal is effected and the Company is merged into the Delaware Company.

LIMITATION OF LIABILITY AND INDEMNIFICATION

     Limitations on Director Liability. Both California and Delaware permit a corporation to limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of certain duties as a director. The California and Delaware laws adopt a self-governance approach by enabling a corporation to take advantage of these provisions only if an amendment to the charter limiting such liability is approved by a majority of the outstanding shares or such language is included in the original charter.

     The California Articles eliminate the liability of directors to the corporation to the fullest extent permissible under California law. California law does not permit the elimination of monetary liability where such liability is based on: (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation and its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; or (vii) liability for improper distributions, loans or guarantees.

     The Delaware Certificate also eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. Such limitation of liability provision also may not limit director's liability for violation of, or otherwise relieve the Delaware Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     Shareholders should recognize that the proposed reincorporation and associated measures are designed to shield a director from suits by the Delaware Company or its shareholders for monetary damages for negligence or gross negligence by the director in failing to satisfy the director's duty of care. As a result, an action for monetary damages against a director predicated on a breach of the duty of care would be available only if the Delaware Company or its shareholders were able to establish that the director was disloyal in his conduct, failed to act in good faith, engaged in intentional misconduct, knowingly violated the law, derived an improper personal benefit or approved an illegal dividend or stock repurchase. Consequently, the effect of such measures may be to limit or eliminate an effective remedy which might otherwise be available to a shareholder who is dissatisfied with Board of Directors' decisions. Although an aggrieved shareholder could sue to enjoin or rescind an action taken or proposed by the Board of Directors, such remedies may not be timely or adequate to prevent or redress injury in all cases.

     The Company believes that directors are motivated to exercise due care in managing the Company's affairs primarily by concern for the best interests of the Company and its shareholders rather than by the fear of potential monetary damage awards. As a result, the Company believes that the reincorporation proposal should sustain the Board of Directors' continued high standard of corporate governance without any decrease in accountability by directors and officers to the Company and its shareholders.

     Indemnification of Officers and Directors. The California Articles and By-Laws and the Delaware Certificate and By-Laws relating to indemnification similarly require that the California Company and the Delaware Company, respectively, indemnify its directors and its executive officers to the fullest extent permitted by the respective state law, provided, that the Company may modify the extent of such indemnification by individual contracts with its directors and executive officers, and, provided, further, that the Company will not be required to indemnify any director or executive officer in connection with a proceeding initiated by such person, with certain exceptions. Such charter documents and By-Laws permit the California Company and the Delaware Company, respectively, to provide indemnification to its other officers, employees and agents as set forth in the respective state law. Such indemnification is intended to provide the full flexibility available under such laws. The Delaware By-Laws contain a provision with respect to advances in that the Delaware Company is required to advance expenses related to any proceeding contingent on such person's commitment to repay any advances unless it is determined ultimately that such persons are entitled to be indemnified.

     California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. There are nonetheless certain differences between the laws of the two states.

     Indemnification is permitted by both California and Delaware law, provided the requisite standard of conduct is met, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party) or the court handling the action. California law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law which requires indemnification relating to a successful defense on the merits or otherwise.

     Delaware law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions (i) no indemnification may be made without court approval when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders, unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine and (ii) no indemnification may be made under California law, without court approval, in respect of amounts paid or expenses incurred in settling or otherwise disposing of a threatened or pending action or amounts incurred in defending a pending action which is settled or otherwise disposed of without court approval. Delaware law allows indemnification of expenses actually and reasonably incurred, subject to the same limitations as set forth above. Delaware law is silent on the right of indemnification regarding settlements of derivative actions.

     California corporations may include in their Articles of Incorporation a provision which extends the scope of indemnification through agreements, By-Laws or other corporate action beyond that specifically authorized by statute. The California Articles include such a provision. The Company, following shareholder approval, entered into indemnification agreements with its officers and directors providing for indemnification beyond that expressly mandated by the California Corporations Code.

     Under Delaware law, rights to indemnification and expenses are non-exclusive, in that they need not be limited to those expressly provided by statute. Under Delaware law and the Delaware Certificate and By-Laws, the Delaware Company is permitted to indemnify its directors, officers, employees and other agents, within the limits established by law and public policy, pursuant to an express contract, by-law provision, shareholder vote or otherwise, any or all of which could provide indemnification rights broader than those currently available under the California By-Laws or the California indemnification statutes. The Delaware By-Laws provides: (i) the Delaware Company is required to indemnify its officers and directors to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; (ii) the Delaware Company is required to advance expenses to its officers and directors as incurred, including expenses related to obtaining a determination that such officers and directors are entitled to indemnification, provided that they undertake to repay the amount advanced if it is ultimately determined that they are not entitled to indemnification; (iii) an officer or director may bring suit against the Delaware Company if a claim for indemnification is not timely paid; (iv) the Delaware Company is authorized to enter into indemnification agreements with its officers and directors; and (v) the Delaware Company may not retroactively amend the Indemnification provision in its By-Laws in a way which is adverse to its officers or directors or former officers or directors. The Company has entered into indemnification agreements with its officers and directors. The Delaware Company plans to enter into similar agreements with its officers and directors upon completion of the proposed reincorporation in the form attached as Appendix B to this Proxy Statement (the "Delaware Indemnity Agreement"). The Delaware Indemnity Agreement contains certain additional limitations on indemnification for expenses in suits against the Company not contained in the indemnification agreements currently in effect.

     Principal Terms of the Delaware Indemnity Agreements

          1. Indemnification rights may be provided under the Delaware Indemnity Agreement to a person in his capacity as a present or former director, officer, employee or other Agent (as such, term is defined in the Delaware Indemnity Agreement) of the Company (the "Indemnitee") in connection with a threatened, pending or completed proceeding, whether civil, criminal, administrative or investigative. Indemnification rights are also provided to an Indemnity's heirs, executors and administrators to the same extent they would be provided to the Indemnitee were he or she still alive.

          2. The Company must maintain in effect directors' and officers' liability insurance naming the Indemnitee as an insured in reasonable amounts from established and reputable insurers, unless such insurance is not available on reasonable terms.

          3. The Company must indemnify against all expenses reasonably incurred by an Indemnitee to the extent he or she has been successful in the defense of any proceeding (including an action by or in the right of the Company such as a derivative action).

          4. The Company is required to indemnify against any expenses and liabilities (including judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by an Indemnitee in connection with any proceeding (other than an action by or in the right of the Company), provided the Indemnitee's actions met the required standard of conduct.

          5. In connection with proceedings brought by or in the right of the Company against the Indemnitee (including derivative actions), the Company is required to indemnify against expenses actually and reasonably incurred by the Indemnitee, provided that his or her actions met the required standard of conduct. However, no indemnification is required in such proceeding to the extent the Indemnitee is finally adjudged liable to the Company unless the court determines that, in view of all the circumstances, the Indemnitee is fairly and reasonably entitled to indemnification.

          6. The Company is required to advance expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding, provided that the Indemnitee undertakes to repay any amounts for which he or she is ultimately determined not to be entitled to indemnification. This provision of the Delaware Indemnity Agreement expands upon Section 145, which is silent on advances of expenses incurred in connection with investigation, settlement and appeal.

          7. The Indemnitee may enforce in court any right to indemnification or advances granted by the Indemnity Agreement if (i) his or her claim is denied in whole or in part, or (ii) no disposition of his or her claim is made within 90 days of his or her request therefor. If successful in an enforcement action, the Indemnitee is entitled to be paid the expenses of prosecuting his or her claim.

     If the proposed reincorporation is approved, the indemnification agreements also will be approved by the Company's shareholders. Thus a vote in favor of the proposed reincorporation will also ratify and approve the indemnification agreements in substantially the form attached as Appendix B to this Proxy Statement. Although the law in this regard is not certain, shareholders who vote in favor of the reincorporation proposal, and thereby approve the indemnity contracts, may be prevented from challenging the validity of the indemnity contracts in a subsequent court proceeding.

     The indemnification and limitation of liability provisions of California law, and not Delaware law, will apply to actions of the directors and officers of the California Company made prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this reincorporation proposal that the individual directors have a personal interest in obtaining the application of Delaware law to such indemnity and limitation of liability issues affecting them and the Company in the event they arise from a potential future case, and that the application of Delaware law, to the extent that any director or officer is actually indemnified in circumstances where indemnification would not be available under California law, would result in expense to the Company which the Company would not incur if the Company were not reincorporated. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances the Company's ability to attract and retain high quality outside directors and thus benefits the interests of the Company and its shareholders.

     There is no pending or, to the Company's knowledge, threatened litigation to which any of its directors is a party in which the rights of the Company or its shareholders would be affected if the Company currently were subject to the provisions of Delaware law rather than California law.

     California and Delaware corporate law, the California Certificate and By-Laws and the Delaware Certificate and By-Laws, as well as any indemnity agreements, may permit indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act and the Exchange Act may be contrary to public policy and therefore may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

ANTI-TAKEOVER MEASURES

     General. Delaware law has been widely viewed to permit a corporation greater flexibility in governing its internal affairs and its relationships with shareholders and other parties than do the laws of many other states, including California. In particular, Delaware law permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to hostile takeover attempts. Certain of such measures are either not currently permitted or are more narrowly drawn under California law. Among these measures are those described below and under Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES."

     The measures described below are either included in the California Articles or provided in California Law and applicable to the Company currently, in substantially similar terms. The Board of Directors is proposing certain additional anti-takeover measures not currently applicable to the Company for separate consideration and vote by the shareholders. See Proposal No. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES".

     In addition, certain types of "poison pill" defenses (such as shareholder rights plans) have been upheld by Delaware courts, while California courts have yet to decide on the validity of such defenses, thus rendering their effectiveness in California less certain. The Company does not have any present intention of adopting any further anti-takeover measures, nor does the Board of Directors have knowledge that any attempt to gain control of the Company is being contemplated. See the above section entitled "Shareholder Rights Agreement" for a discussion of the Company's Rights Agreement.

     Number of Directors. California law allows the number of persons constituting the board of directors of a corporation to be fixed by the By-Laws or the Articles of Incorporation, or permits the By-Laws to provide that the number of directors may vary within a specified range. California law further provides that, in the case of a variable board, the maximum number of directors may not exceed two times the minimum number minus one. The California By-Laws provide for a board of directors that may vary between five and nine members, inclusive, and the exact number of directors has been fixed at seven. California law also requires that any change in a fixed number of directors and any change in the range of a variable board of directors specified in the Articles of Incorporation and By-Laws must be approved by a majority in interest of the outstanding shares entitled to vote (or such greater proportion of the outstanding shares as may be required by the Articles of Incorporation), provided that a change reducing the minimum number of directors to less than five cannot be adopted if votes cast against adoption are equal to more than 16 2/3% of the outstanding shares entitled to vote. The California By-Laws require the vote of a majority in interest of the voting power of all of the then outstanding shares to change the range of the Company's variable Board of Directors.

     Delaware law permits a board of directors to change the authorized number of directors by amendment to the By-Laws unless the number of directors is fixed in the Certificate of Incorporation or the manner of fixing the number of directors is set forth in the Certificate of Incorporation, in which case the number of directors may be changed only by amendment of the Certificate of Incorporation or consistent with the manner specified in the Certificate of Incorporation, as the case may be. The Delaware Certificate provides that the exact number of directors shall be fixed from time to time exclusively by the Board of Directors by resolution.

     Filling Board Vacancies. Under California law, if, after the filling of any vacancy by the directors of a corporation, the directors then in office who have been elected by the corporation's shareholders constitute less than a majority of the directors then in office, then: (i) any holder of more than 5% of the corporation's voting stock may call a special meeting of shareholders, or
(ii) the superior court of the appropriate county may order a special meeting of the shareholders to elect the entire board of directors of the corporation. Delaware law provides that if, at the time of filling any vacancy or newly created directorship, the directors then in office constitute less than a majority of the entire board of directors as constituted immediately prior to any increase, the Delaware Court of Chancery may, upon application of any shareholder or shareholders holding at least 10% of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships or to replace the directors chosen by the directors then in office. The proposed Delaware Certificate and By-Laws provide that vacancies shall be filled only by the affirmative vote of a majority of directors then in office, even if such directors comprise less than a quorum of the Board of Directors, or by the sole remaining director, unless the Board of Directors determines by resolution that any such vacancies be filled by the shareholders, or as otherwise provided by law. The California Articles are silent on filling vacancies. The California By-Laws provide that the Board of Directors may fill vacancies by a majority vote of the directors then in office at a meeting where there is a quorum, or if less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice, or (c) by a sole remaining director. Shareholders may fill any vacancies that have not been filled by the Board by a vote or written consent of a majority of the shares entitled to vote, except when a vacancy is created by the removal of a director, where the vacancy may be filled only by the vote of a majority of the shares, or by the unanimous written consent of all of the shareholders entitled to vote.

     Advance Notice Requirement for Shareholder Proposals and Director Nominations. There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a by-law restriction, director nominations and shareholder proposals may be made without advance notice at the annual meeting. However, federal securities laws generally provide that shareholder proposals that the proponent wishes to include in the Company's proxy materials must be received not less than 120 days in advance of the proxy statement released in connection with the previous year's annual meeting.

     Both the California By-Laws and the Delaware By-Laws provide that in order for director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to the Secretary of the corporation. To be timely under the California By-Laws, the shareholder's proposal must be received at the principle offices of the Company no later than the date required by the Exchange Act. To be timely under the Delaware By-Laws, a shareholder proposal to be presented at an annual meeting shall be received at the Delaware Company's principal executive offices no less than 120 days in advance of the date that the Company's (or Company's predecessor's) proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholders to be timely must be received no later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     Blank Check Preferred. After the reincorporation, the Delaware Company would retain the rights currently available to the Company under California law to issue shares of its authorized but unissued capital stock. Following the Reincorporation Effective Date, shares of authorized and unissued Common Stock and Preferred Stock of the Delaware Company could (within the limits imposed by applicable law) be issued in one or more transactions, or Preferred Stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Delaware Company. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock and Preferred Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the Delaware Company.

     It should be noted that the voting rights to be accorded to any unissued series of Preferred Stock of the Delaware Company ("Delaware Preferred Stock") remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Common Stock of the Delaware Company under certain circumstances or have other terms which might make acquisition of a controlling interest in the Delaware Company more difficult or more costly, including the right to elect additional directors to the Delaware Board. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of the Delaware Company. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Delaware Company in opposing a hostile tender offer or other attempt to obtain control.

     Future issuances of Delaware Preferred Stock as an anti-takeover device might preclude shareholders from taking advantage of a situation which might otherwise be favorable to their interests. In addition (subject to the considerations referred to above as to applicable law), the Delaware Board could authorize issuance of shares of Common Stock of the Delaware Company ("Delaware Common Stock") or Delaware Preferred Stock to a holder who might thereby obtain sufficient voting power to ensure that any proposal to alter, amend or repeal provisions of the Delaware Certificate unfavorable to a suitor would not receive the necessary vote of a majority of the voting stock required for certain of the proposed amendments (as described below).

     If the reincorporation is approved, it is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for shareholder approval of a specific issuance would be a detriment to the Delaware Company and its shareholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of the Delaware Company and its then existing shareholders. The Board currently has the right to issue Preferred Stock without shareholder approval under the California Articles.

     Tender Offer Statutes. A Delaware statute regulates tender offers and is intended to limit coercive takeovers of companies incorporated in that state. The Delaware law, Section 203, provides that a corporation may not engage in any business combination with any interested shareholder for a period of three years following the date that such shareholder became an interested shareholder unless
(i) prior to the date the shareholder became an interested shareholder the Board of Directors approved the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, or (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85%, of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) the business combination is approved by the Board of Directors and authorized by 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. An interested shareholder means any person that is the owner of 15% or more of the outstanding voting stock; however, the statute provides for certain exceptions to parties who otherwise would be designated interested shareholders, including an exception for parties that held 15% or more of the outstanding voting stock as of December 23, 1987. Any corporation may decide to opt out of the statute in its original Certificate of Incorporation or at any time by action of its shareholders. The Company has not opted out of the statute.

     In contrast, California law requires that holders of a California corporation's Common Stock receive nonredeemable Common Stock in a merger of the corporation with the holder (or an affiliate of the holder) of more than 50% but less than 90% of its Common Stock, unless all of the holders of its Common Stock consent to the merger or the merger has been approved by the California Commissioner of Corporations at a "fairness hearing." This provision of California law may have the effect of making a cash "freezeout" merger by a majority shareholder more difficult to accomplish. A cash freezeout merger is a transaction whereby a minority shareholder is forced to relinquish his share ownership in a corporation in exchange for cash, subject in certain instances to dissenters' rights. Delaware law has no comparable provision.

OTHER KEY DIFFERENCES BETWEEN CALIFORNIA AND DELAWARE LAW

     Loans To Officers, Directors and Employees. California law provides that any loan or guaranty (other than loans to permit the purchase of shares under certain stock purchase plans) for the benefit of any officer or director, or any employee benefit plan authorizing such loan or guaranty (except certain employee stock purchase plans), must be approved by the shareholders of a California corporation. However, a by-law approved by the shareholders may provide that the Board alone may approve such loan, guaranty or plan by a vote sufficient without counting the vote of any interested director or directors if the Board determines that such loan, guaranty or plan may reasonably be expected to benefit the corporation. The California by-laws currently provide for this. Under Delaware law, a corporation may make loans to, or guarantee the obligations of, officers or other employees when, in the judgment of the board of directors, the loan or guaranty may reasonably be expected to benefit the corporation. Both California law and Delaware law permit such loans or guaranties to be unsecured and without interest.

     Class Vote For Certain Reorganizations. With certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting for such transactions, except in certain situations involving an amendment to the Certificate of Incorporation which adversely affects a specific class of shares.

     Inspection Of Shareholder Lists. California law provides for an absolute right of inspection of the shareholder list for shareholders holding 5% or more of a corporation's outstanding voting shares or shareholders holding 1% or more of such shares who have filed a Schedule 14B with the SEC. Delaware law provides no such absolute right of shareholder inspection. However, both California and Delaware law permit any shareholder of record to inspect the shareholder list for any purpose reasonably related to that person's interest as a shareholder.

     Appraisal Rights. Under both California law and Delaware law, a shareholder of a corporation participating in certain mergers and reorganizations may be entitled to receive cash in the amount of the "fair value" (Delaware) or "fair market value" (California) of its shares, as determined by a court, in lieu of the consideration it would otherwise receive in the transaction. The limitations on such dissenters' appraisal rights are somewhat different in California and Delaware.

     Shareholders of a California corporation, the shares of which are listed on a national securities exchange or on the OTC margin stock list, generally do not have appraisal rights unless the holders of at least 5% of the class of outstanding shares assert the appraisal right. In any reorganization in which one corporation or the shareholders of one corporation own more than 5/6 of the voting power of the surviving or acquiring corporation, shareholders are denied dissenters' rights under California law. For this reason, appraisal rights will not be available to shareholders in connection with the Reincorporation Proposal.

     Under Delaware law appraisal rights are not available to shareholders with respect to a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or designated as a national market system security or an interdealer quotation system security by the National Association of Securities Dealers, Inc., or are held of record by more than 2,000 holders if the shareholders receive shares of the surviving corporation or shares of any other corporation which are similarly listed or dispersed, and the shareholders do not receive any other property in exchange for their shares except cash for fractional shares. Appraisal rights are also unavailable under Delaware law to shareholders of a corporation surviving a merger if no vote of those shareholders is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately before the merger and certain other conditions are met.

     In addition, Delaware law does not provide shareholders with voting or appraisal rights when a corporation acquires another business through the issuance of its stock, whether in exchange for assets or stock or in a merger with a subsidiary. California law treats these kinds of acquisitions in the same manner as a merger of the corporation directly with the business to be acquired and provides appraisal rights in the circumstances described in the preceding paragraph.

     Dividends. Under California law, any dividends or other distributions to shareholders, such as redemptions, are limited to the greater of (i) retained earnings or (ii) an amount which would leave the corporation with assets (excluding certain intangible assets) equal to at least 125% of its liabilities (excluding certain deferred items) and current assets equal to at least 100% (or, in certain circumstances, 125%) of its current liabilities. Delaware law allows the payment of dividends and redemption of stock out of surplus (including paid-in and earned surplus) or out of net profits for the current and immediately preceding fiscal years.

     The Company has never paid a cash dividend, and the Delaware Company does not anticipate paying any cash dividends in the foreseeable future.

     Application of California Law After Reincorporation. California law provides that if (i) the average of certain property, payroll and sales factors results in a finding that more than 50% of the Delaware Company's business is conducted in California, and in a particular fiscal year more than 50% of the Delaware Company's outstanding voting securities are held of record by persons having addresses in California, and (ii) the Company's shares are traded in the Nasdaq National Market and are held by fewer than 800 shareholders, as of its most recent annual meeting of shareholders, then the Delaware Company would become subject to certain provisions of California law regardless of its state of incorporation.

     Because the Company's Common Stock is traded in the Nasdaq National Market and the Company's shares are held by at least 800 shareholders as of its most recent annual meeting of shareholders, California law will not apply to the Delaware Company if the reincorporation is approved. The Company would not be subject to California law as long as it continued to meet both of these requirements.

     If the Delaware Company were to become subject to the provisions of California law referred to above, and such provisions were enforced by California courts in a particular case, many of the Delaware laws described in this Proxy Statement would not apply to the Delaware Company. Instead, the Delaware Company could be governed by certain California laws, including those regarding liability of directors for breaches of the duty of care, indemnification of directors, dissenters' rights of appraisal, removal of directors as well as certain other provisions discussed above, to the exclusion of Delaware law. The effects of applying both Delaware and California laws to a Delaware corporation whose principal operations are based in California have not yet been determined.

SUMMARY OF FEDERAL TAX CONSEQUENCES OF THE REINCORPORATION

     The reincorporation is intended to be a reorganization of capital stock under the Internal Revenue Code of 1986, as amended. Generally, for federal income tax purposes, no gain or loss should be recognized by holders of the Company as a result of the reincorporation and no gain or loss should be recognized by the Company or the Delaware Company.

     Each former holder of Common Stock of the Company should have the same basis in the Common Stock of the Delaware Company received pursuant to the reincorporation as such shareholder had in the Common Stock of the Company held by such shareholder at the time of consummation of the reincorporation. A shareholder's holding period with respect to the Common Stock of the Delaware Company received in the reincorporation should include the period during which the shareholder held the corresponding shares of Common Stock of the Company; provided that the shares of Common Stock of the Company were held by the shareholder as capital assets at the time of consummation of the reincorporation. Tax provisions are complex and subject to change and this summary does not purport to be a complete discussion of all the possible tax consequences of the reincorporation under federal laws. The Company has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reincorporation.

     EACH SHAREHOLDER SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

REQUIRED VOTE

     The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of this proposal.

RECOMMENDATION OF THE BOARD

     The Board of Directors believes that the proposed reincorporation of the Company in Delaware and all related matters is in the best interests of the shareholders of the Company and the Company for the reasons stated above.

 THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL
   OF THIS PROPOSAL TO REINCORPORATE IN DELAWARE AND CERTAIN RELATED MATTERS.

     A VOTE FOR THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER, THE DELAWARE CERTIFICATE (WITHOUT ANTI-TAKEOVER MEASURES SET FORTH UNDER PROPOSAL NO. 4 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE DELAWARE BY-LAWS (WITHOUT ANTI-TAKEOVER MEASURES SET FORTH UNDER PROPOSAL NO. 4 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), THE FORM OF THE INDEMNIFICATION AGREEMENTS AND ENTERING INTO INDEMNIFICATION AGREEMENTS WITH EACH CURRENT DIRECTOR, THE ADOPTION AND ASSUMPTION BY THE DELAWARE COMPANY OF THE COMPANY'S 1995 EQUITY INCENTIVE PLAN (WITHOUT AMENDMENTS SET FORTH UNDER PROPOSAL NO. 5 UNLESS SEPARATELY

APPROVED BY THE SHAREHOLDERS), 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN (WITHOUT AMENDMENTS SET FORTH UNDER PROPOSAL NO. 6 UNLESS SEPARATELY APPROVED BY THE SHAREHOLDERS), AND ALL OTHER ASPECTS OF THIS PROPOSAL NO. 3. SEE PROPOSAL NO. 4, "ADDITIONAL ANTI-TAKEOVER MEASURES," PROPOSAL NO. 5, "AMENDMENT TO THE 1995 EQUITY INCENTIVE PLAN," AND PROPOSAL NO. 6, "AMENDMENT TO 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN."

                                 PROPOSAL NO. 4

                       ADDITIONAL ANTI-TAKEOVER MEASURES

     As described under Proposal No. 3, "REINCORPORATION IN THE STATE OF DELAWARE AND OR RELATED CHANGES TO THE RIGHTS OF SHAREHOLDERS," the Board of Directors has unanimously approved a proposal to change the Company's state of incorporation from California to Delaware. In addition, if Proposal No. 3 is approved, the Board has also proposed the inclusion in the Delaware Certificate and By-Laws of certain provisions available to public companies under Delaware law that deter hostile take-over attempts, as more particularly described below. These measures are not included in the California Articles and are not applicable to the Company under California Law currently. Accordingly, these matters are presented for separate consideration and vote by the shareholders.

     In considering the proposals, shareholders should be aware that the overall effect of certain of the proposed provisions is to make it more difficult for holders of a majority of the outstanding shares of Common Stock to change the composition of the Board of Directors and to remove existing management in circumstances where a majority of the shareholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes. These provisions, if included in the Company's new charter documents, could make a proxy contest a less effective means of removing or replacing existing directors or could make it more difficult to make a change in control of the Company which is opposed by the Board of Directors. This strengthened tenure and authority of the Board of Directors could enable the Board of Directors to resist change and otherwise thwart the desires of a majority of the shareholders. Because these provisions may have the effect of continuing the tenure of the current Board of Directors, the Board has recognized that the individual directors have a personal interest in this provision that may differ from those of the shareholders. However, the Board believes that these provisions' primary purpose is to ensure that the Board will have sufficient time to consider fully any proposed takeover attempt in light of the short and long-term benefits and other opportunities available to the Company and, to the extent the Board determines to proceed with the takeover, to effectively negotiate terms that would maximize the benefits to the Company and its shareholders.

     A hostile takeover attempt may have a positive or a negative effect on the Company and its shareholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the board of directors of a corporation can seriously disrupt the business and management of a corporation and generally present to the shareholders the risk of terms which may be less than favorable to all of the shareholders than would be available in a board-approved transaction. Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its shareholders with due consideration to matters such as the recognition or postponement of gain or loss for tax purposes, the management and business of the acquiring corporation and maximum strategic deployment of corporate assets. In addition, in the case of a proposal which is presented to the board of directors, there is a greater opportunity for the board to analyze the proposal thoroughly, to develop and evaluate alternatives, to negotiate for improved terms and to present its recommendations to the shareholders in the most effective manner.

     The Board of Directors recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may frequently be beneficial to shareholders, providing all shareholders with considerable value for their shares. However, the Board of Directors believes that the potential disadvantages of unapproved takeover attempts are sufficiently great such that prudent steps to reduce the likelihood of such takeover attempts are in the best interests of the Company and its shareholders.

Accordingly, the Board has separately proposed certain measures for inclusion in the Delaware Certificate or the Delaware By-Laws that may have the effect of discouraging or deterring hostile takeover attempts.

     Notwithstanding the belief of the Board as to the benefits to shareholders of the changes, shareholders should recognize that one of the effects of such changes may be to discourage a future attempt to acquire control of the Company which is not presented to and approved by the Board of Directors, but which a substantial number, and perhaps even a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a substantial premium for their shares over the current market price. As a result, shareholders who might desire to participate in such a transaction may not have an opportunity to do so.

     In addition, by increasing the probability that any person or group seeking control of the Delaware Company would be forced to negotiate directly with the Board of Directors, the proposed takeover defenses could discourage takeover bids by means of a hostile tender offer, proxy contest or otherwise without the approval of the Board. Thus, the principal disadvantages to the shareholders which result from discouraging such hostile takeover bids would be to (i) reduce the likelihood that any acquiror would make a hostile tender offer for the outstanding shares of stock of the Company at a premium over the market rate and
(ii) increase the difficulty of removing the existing Board of Directors and management even if, in a particular case, removal would be beneficial to the shareholders generally.

     It should be noted, however, that the Board of Directors has a fiduciary duty to the shareholders to negotiate for the best interests of the shareholders and not for its own interests. Further, while the proposed takeover defenses may discourage hostile takeover attempts, these provisions would not prevent a hostile acquisition of the Delaware Company.

     The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions described below outweigh the possible disadvantages. In particular, the Board believes that the benefits associated with enabling the Board to fully consider and negotiate proposed takeover attempts make these proposals beneficial to the Company and its shareholders.

     The proposal to include these anti-takeover provisions as part of the proposed reincorporation does not reflect knowledge on the part of the Board of Directors or management of any proposed takeover or other attempt to acquire control of the Company. Management may in the future propose or adopt other measures designed to discourage takeovers apart from those proposed in this Proxy Statement, if warranted from time to time in the judgment of the Board of Directors, although the Board has no such intention at the present time.

SUMMARY OF ADDITIONAL ANTI-TAKEOVER MEASURES

     The separate proposals are summarized in the chart below. The following chart does not purport to be an exhaustive discussion. It is qualified in its entity by reference to the California Corporations Code, the Delaware General Corporation Law, the California Articles and By-Laws and the Delaware Certificate and By-Laws. Shareholders are requested to read the following chart in conjunction with the discussion following the chart and the Merger Agreement and the Delaware Certificate and By-Laws attached to this Proxy Statement. Shareholders should note that each of these measures is proposed for separate consideration and vote by the shareholders.

            ISSUE                        DELAWARE                       CALIFORNIA
            -----                        --------                       ----------
Cumulative Voting for          Cumulative voting is not        California law permits Nasdaq
  Directors                    available unless it is          National Market corporations
                               provided for in the             with over 800 shareholders to
                               Certificate of Incorporation;   eliminate cumulative voting.
                               the Board proposes that the     The California Articles do
                               Delaware Certificate not        not eliminate cumulative
                               provide for cumulative          voting.
                               voting.

Action by Written Consent of   The Board proposes that         Actions by written consent
Shareholders in lieu of a      actions by written consent      are permitted by the
Shareholder vote at a          not be permitted under the      California Articles and
Shareholder Meeting            Delaware Certificate. All       By-Laws.
                               shareholder action would take
                               place by a shareholder vote
                               at a meeting of shareholders.

Call of Special Meetings by    Special meetings may be         Special meetings may be
Shareholders                   called only by the Board or     called by the Board, the
                               any person as may be            Chairman, the President,
                               designated in the Certificate   holders of 10% or more of the
                               of Incorporation or By-Laws.    outstanding voting power and
                               The Board proposes that the     such other persons as may be
                               Delaware Certificate and        designated in the Articles of
                               By-Laws provide special         Incorporation or By-Laws. The
                               meetings may be called only     California By-Laws provide
                               by the Board, the Chairman or   special meetings may be
                               the President and Chief         called by the Board, the
                               Executive Officer, or the       Chairman, the President or
                               holders of record of not less   holders of 10% or more of the
                               than 25% of all shares          outstanding voting power.
                               entitled to cast votes at the
                               meeting.

                               PROPOSAL NO. 4(A)

                 ELIMINATION OF CUMULATIVE VOTING FOR DIRECTORS

     Concurrent with the reincorporation proposal described above, the Board of Directors has proposed the adoption of certain additional measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of cumulative voting for directors is one such measure.

     Cumulative voting permits the holder of each share of stock entitled to vote in the election of directors to cast that number of votes which equal the number of directors to be elected. The holder may allocate all votes represented by a share to a single candidate or may allocate those votes among as many candidates as he chooses. Thus, a shareholder with a significant minority percentage of the outstanding shares may be able to elect one or more directors if voting is cumulative. In contrast, the holder or holders of a majority of the shares entitled to vote in an election of directors are able to elect all the directors in the absence of cumulative voting.

     Under California law, cumulative voting in the election of directors is mandatory upon notice given by a shareholder at a shareholders' meeting at which directors are to be elected. In order to cumulate votes a shareholder must give notice at the meeting, prior to the voting, of the shareholder's intention to vote cumulatively. If any one shareholder gives such a notice, all shareholders may cumulate their votes. However, California law permits a company, by amending its Articles of Incorporation or By-Laws, to eliminate cumulative voting when the Company's shares are listed on a national stock exchange or traded on the Nasdaq National Market and are held by at least 800 shareholders. The California Articles have not been amended to eliminate cumulative voting.

     Cumulative voting is not available under Delaware law unless so provided in the corporation's Certificate of Incorporation. The Board of Directors has proposed to eliminate cumulative voting by eliminating it from the Delaware Certificate.

     The elimination of cumulative voting could deter investors from acquiring a minority block in the Company, with a view toward obtaining a board seat and influencing Company policy. It is also conceivable that the absence of cumulative voting might deter efforts to seek control of the Company on a basis which some shareholders might deem favorable.

     In the event this proposal is not approved by the requisite vote of shareholders, the Delaware Certificate will provide for cumulative voting in the election of directors. In the event this proposal is approved, the provision regarding cumulative voting of directors will not be included in the Delaware Certificate.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of this proposal.

BOARD OF DIRECTORS RECOMMENDATION

     The Board believes that the proposed provision regarding the elimination of cumulative voting under the Delaware Certificate is in the best interest of the shareholders and the Company for the reasons stated above.

     THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
                           APPROVAL OF THIS PROPOSAL.

                               PROPOSAL NO. 4(B)

                    ELIMINATION OF ACTION BY WRITTEN CONSENT

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. The elimination of action by written consent of the shareholders is another such measure.

     Under California and Delaware law, shareholders may execute an action by written consent in lieu of a shareholder meeting. Both California and Delaware law permits a corporation to eliminate such actions by written consent in its charter. The California Articles does not eliminate the ability of shareholders to act by written consent. The Board of Directors proposes to include a provision in the Delaware Certificate and a corresponding provision in the Delaware By-Laws, which would eliminate the right of shareholders to act by written consent of shareholders.

     Elimination of such shareholders' right to act by written consent may lengthen the amount of time required to take shareholder actions because certain actions by written consent are not subject to the minimum notice requirement of a shareholders' meeting. The elimination of shareholders' right to act by written consent may deter hostile takeover attempts because of the lengthened shareholder approval process. Without the ability to act by written consent, a holder or group of holders controlling a majority in interest of the Delaware Company's capital stock will not be able to amend the Delaware By-Laws or remove directors pursuant to a written consent. Any such holder or group of holders would have to wait until a shareholders' meeting was held to take any such action. The Board believes this provision would enhance the Board's and shareholders' opportunity to fully consider shareholder proposals at a meeting where all views can be heard.


     In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware Certificate and By-Laws will provide for action by written consent by the shareholders. In the event the proposal is approved, the Delaware Certificate and the Delaware By-Laws will include a provision which eliminates the shareholders' right to act by written consent as set forth in
Exhibit 1 to the Merger Agreement.


VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of this proposal.

BOARD OF DIRECTORS RECOMMENDATION

     The Board believes that the proposed provisions under the Delaware Certificate and By-Laws regarding the elimination of action by written consent is in the best interest of the shareholders and the Company for the reasons stated above.

            THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                               PROPOSAL NO. 4(C)

                 LIMITATION ON ABILITY TO CALL SPECIAL MEETINGS

     Concurrent with the reincorporation proposal, the Company has proposed the inclusion in its charter documents of certain measures designed to protect shareholder interests in the event of hostile takeover attempts against the Company. The Board believes that these measures will enable it to more effectively consider any proposed takeover attempt and to negotiate terms that maximize the benefit to the Company and its shareholders. Limiting the manner in which special meetings are called is another such measure.

     Under California law, special meetings of shareholders may be called by the Board, the Chairman of the Board, the President, the holders of 10% or more of the outstanding voting power and such other persons as may be designated in the Articles of Incorporation or By-Laws of a company. The California By-Laws provide special meetings may be called by the Board, the Chairman of the Board, the President or the holders of 10% or more of the outstanding voting power.

     Delaware law, however, provides that special meetings of shareholders may only be called by the Board or by any other person as may be designated in the Certificate of Incorporation or By-Laws. The Board of Directors has proposed a provision in the Delaware Certificate and the Delaware By-Laws providing that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer,. Such a provision precludes a shareholder from mounting a proxy contest or taking action to amend charter documents until the next annual meeting, unless the shareholder has at least 25% of the voting power of the Corporation's stock. Such a provision could have the affect of deterring efforts to seek control of the Company on a basis which some shareholders might deem favorable.


     In the event this proposal is not approved by the requisite vote of the shareholders, the Delaware By-Laws will provide that special meetings of shareholders may be called by the Board of Directors, the Chairman of the Board, the President and Chief Executive Officer or the holders of 10% or more of the outstanding voting power. In the event this proposal is approved, the Delaware Certificate and By-Laws will provide that special meetings of shareholders may be called only by the Board of Directors, the Chairman of the Board or the President and Chief Executive Officer or the holders of record of not less than 25% or more of the outstanding voting power as set forth in Exhibit 2 to the Merger Agreement.

VOTE REQUIRED

     The affirmative vote of a majority of the outstanding shares entitled to vote is required for approval of this proposal.

BOARD OF DIRECTORS RECOMMENDATION

     The Board believes that the proposed provisions regarding the limitation on the ability to call special meetings by the shareholders under the Delaware Certificate and By-Laws is in the best interest of the shareholders and the Company for the reasons stated above.

            THEREFORE, THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     A VOTE "FOR" APPROVAL OF THIS PROPOSAL

                                 PROPOSAL NO. 5

                  AMENDMENT OF THE 1995 EQUITY INCENTIVE PLAN

     At the Annual Meeting, the shareholders will be asked to approve an amendment to the Company's 1995 Equity Incentive Plan (the "Option Plan") to increase by 1,350,000 the maximum number of shares of Common Stock that may be issued under the Option Plan.

GENERAL

     The Company's shareholders have previously approved the reservation of 4,750,000 shares of the Company's Common Stock, subject to adjustment upon certain changes in the capital structure of the Company, for issuance to employees, including officers, and consultants under the Option Plan. As of March 18, 2002, options to purchase an aggregate of 2,629,047 shares of Common Stock were outstanding under the Option Plan, at a weighted average exercise price of $4.39 per share, and 1,183,360 shares had been issued upon the exercise of previously granted options, leaving 937,593 shares available for future grants under the Option Plan. To enable the Company to continue to provide long-term equity incentives, the Board has amended the Option Plan, subject to shareholder approval, to increase the maximum number of shares that may be issued under the Option Plan by 1,350,000 to an aggregate of 6,100,000 shares.

     The Board believes that the Company's stock option program is an important factor in attracting and retaining the high caliber employees and consultants essential to the success of the Company and in aligning their long-term interests with those of the shareholders. Because the Company expects to continue to increase the number of employees, and competition to attract and retain highly qualified individuals in the Company's industry and geographic region are intense, management believes that the Company must offer a competitive stock option program as an essential component of its compensation packages. The Board further believes that stock options serve an important role in motivating their holders to contribute to the Company's continued progress. The proposed amendment is intended to ensure that the Option Plan will continue to have available a reasonable number of shares to meet these needs.

SUMMARY OF THE OPTION PLAN, AS AMENDED

     The following summary of the Option Plan, as amended, is qualified in its entirety by the specific language of the Option Plan, a copy of which is available to any shareholder upon request.

     General. The purpose of the Option Plan is to advance the interests of the Company and its shareholders by providing an incentive to attract, retain and reward the Company's employees and consultants and by motivating such persons to contribute to the Company's progress. It provides for the grant of incentive stock options within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonstatutory stock options. In addition, stock purchase rights and stock bonus awards (together, "rights") may also be granted under the Option Plan.

     Shares Subject to Option Plan. The shareholders have previously authorized an aggregate of 4,750,000 shares of the Company's Common Stock for issuance upon the exercise of options granted under the Option Plan. As amended, the Option Plan would provide that the maximum aggregate number of authorized but unissued or reacquired shares of Common Stock that may be issued under the plan is 6,100,000. Appropriate adjustments will be made to the shares subject to the Option Plan, to the Grant Limit (defined below) and to outstanding options upon any stock dividend, stock split, reverse stock split, combination, reclassification, or similar change in the capital structure of the Company. To the extent that any outstanding option or right granted under the Option Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option or right is not exercised are returned to the Option Plan and become available for future grant. Any shares issued pursuant to the Option Plan which are later repurchased by the Company will not become available for future grant.

     Administration. The Option Plan is administered by the Board or a duly appointed committee of the Board. Subject to the provisions of the Option Plan, the Board determines the persons to whom options or rights are to be granted, the number of shares to be covered by each option or right, whether an option is to be an incentive stock option or a nonstatutory stock option, the timing and terms of exercisability and vesting of each option or right, the exercise price of and the type of consideration to be paid to the Company upon the exercise of each option and right, the duration of each option and right, and all other terms and conditions of the options and rights. The Board will interpret the Option Plan and options and rights granted thereunder, and all determinations of the Board will be final and binding on all persons having an interest in the Option Plan or any option or right.

     Eligibility. Options and rights may be granted under the Option Plan to employees, including officers, and consultants of the Company or of any present or future parent or subsidiary corporations of the Company. As of March 14, 2002, the Company had approximately 84 employees, including executive officers, eligible to participate in the Option Plan. While any person eligible under the Option Plan may be granted a nonstatutory stock option or a right, only employees may be granted incentive stock options. The maximum number of shares which may be subject to options and rights granted to an employee under the Option Plan during any fiscal year of the Company is 1,250,000 shares (the "Grant Limit").

     Terms and Conditions of Options. Each option granted under the Option Plan is evidenced by a written agreement between the Company and the optionee specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Option Plan. The exercise price of each incentive stock option granted under the Option Plan may not be less than the fair market value of a share of the Company's Common Stock on the date of grant, while the exercise price of a nonstatutory stock option may not be less than 85% of such fair market value. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a "Ten Percent Shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of Common Stock on the date of grant. As of March 14, 2002, the closing price of the Company's Common Stock, as reported on the Nasdaq National Market, was $4.35 per share.

     In general, the option exercise price may be paid in cash, by check, or in cash equivalent, by tender of shares of the Company's Common Stock owned by the optionee having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares of Common Stock being acquired upon the exercise of the option, by means of a promissory note, by such other lawful form as may be approved by the Board or by any combination of these. The Board may nevertheless restrict the forms of payment permitted in connection with any option grant. No option may be exercised until the optionee has made adequate provision for federal, state and foreign taxes, if any, relating to the exercise of the option.

     Options granted under the Option Plan vest and become exercisable at such times and subject to such conditions as specified by the Board. The maximum term of an incentive stock option granted under the Option Plan is ten years, provided that an incentive stock option granted to a Ten Percent Shareholder must have a term not exceeding five years. Generally, options granted under the Option Plan become exercisable in full four years after the date of grant, subject to the optionee's continued service with the Company, and have a term of ten years.

     Incentive stock options are nontransferable by the optionee other than by will or by the laws of descent and distribution, and are exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted under the Option Plan may be assigned or transferred to the extent permitted by the Board and set forth in the option agreement. In general, options remain exercisable for three months following an optionee's termination of service, unless such termination results from the optionee's death or disability, in which case the option will remain exercisable for twelve months following the optionee's termination of service, provided that in any event the option must be exercised no later than its expiration date.

     Stock Purchase Rights. Stock purchase rights may be granted alone or in tandem with other awards granted under the Option Plan. The purchase price per share of each stock purchase right may not be less than 85% of the fair market value of a share of the Company's Common Stock on the date of grant, and the recipient must accept the offer of the stock purchase right within 30 days after the date of grant. Shares acquired upon exercise of a stock purchase right are generally subject to the Company's option to repurchase such shares at the original purchase price if the purchaser terminates his or her employment or service with the Company prior to completion of a service requirement set forth in the agreement evidencing the stock purchase right. Stock purchase rights may be transferred to the extent permitted by the Board and set forth in the stock purchase agreement.

     Stock Bonus Awards. Stock bonus awards may be granted alone or in tandem with other awards granted under the Option Plan. Shares subject to such awards will be granted for no cash consideration. The number of shares subject to a stock bonus award may be fixed at the time of grant or may vary in accordance with performance, or other, criteria as may be determined by the Board. Shares issued pursuant to a stock bonus award are generally subject to the Company's option to reacquire the shares for no consideration if the recipient terminates his or her employment or service with the Company prior to completion of a service requirement set forth in the agreement evidencing the stock bonus award. Stock bonus awards are nontransferable.

     Change in Control. The Option Plan provides that in the event of (i) a merger of the Company with and into another corporation, (ii) the sale of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company (a "Change in Control"), the acquiring or successor corporation may assume the Company's rights and obligations under the outstanding awards granted under the Option Plan or substitute new awards for such corporation's stock. Alternatively, the Board, in its sole discretion, may accelerate the vesting or exercisability of shares subject to (or acquired upon exercise of) options and rights granted under the Option Plan. To the extent that the options and rights outstanding under the Option Plan are not assumed, replaced, or exercised prior to the Change in Control, they will terminate.

     Termination or Amendment. The Option Plan will continue in effect until January 2005 unless earlier terminated by the Board. The Board may terminate or amend the Option Plan at any time. However, without shareholder approval, the Board may not amend the Option Plan to increase the total number of shares of Common Stock issuable thereunder, change the class of persons eligible to receive options or rights under the Option Plan, change the Grant Limit, or approve any material increase in benefits accruing to participants under the Option Plan. No termination or amendment may adversely affect an outstanding option without the consent of the optionee, unless the amendment is required to preserve the option's status as an incentive stock option.

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

     Incentive Stock Options. An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who do not dispose of their shares for two years following the date the option was granted and within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise, referred to as a disqualifying disposition, the difference between the fair market value of the shares on the exercise date, and the option exercise price, not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized, will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. Generally, for federal income tax purposes, the Company should be able to deduct any ordinary income recognized by the optionee upon the disqualifying disposition of the shares, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

     The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if the tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options will be nonstatutory stock options. Nonstatutory stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionee is an employee, the ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the optionee's holding period is more than 12 months. No tax deduction is available to the Company with respect to the grant of a nonstatutory option or the sale of the stock acquired pursuant to that grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory option, except to the extent the deduction is limited by applicable provisions of the Code or the regulations thereunder.

CHANGES TO BENEFIT PLAN

     The Board has amended the Option Plan, subject to shareholder approval, to increase the maximum aggregate number of the Company's shares that may be issued under the Option Plan from 4,750,000 shares of Common Stock to 6,100,000 shares. As of March 14, 2002, no option grants have been made under the Option Plan following this amendment. Future grants under the Option Plan will be made at the discretion of the Board, and, accordingly, are not yet determinable. In addition, benefits under the Option Plan will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and, in the case of stock options, the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by participants in the Option Plan.

     During the fiscal year ended December 31, 2001:

     - Donald R. Sellers, the Company's president and chief executive officer; Alfred R. Rudolph. M.D., the Company's chief operating officer, and Richard A. Waldron, the Company's chief financial officer and secretary received stock option grants to purchase 100,000, 70,000 and 275,000 shares of Common Stock, respectively, under the Option Plan;

     - all current executive officers as a group received stock option grants to purchase 445,000 shares of Common Stock under the Option Plan;

     - all current directors who are not executive officers as a group received no stock option grants under the Option Plan;

     - all employees, including all current officers who are not executive officers as a group, received stock option grants to purchase 441,800 shares of Common Stock under the Option Plan.

REQUIRED VOTE

     The affirmative vote of a majority of the shares represented and voting at the annual meeting of shareholders at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval of this proposal.

RECOMMENDATION OF THE BOARD

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
       AMENDMENT OF THE OPTION PLAN TO INCREASE BY 1,350,000 THE MAXIMUM
        NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE OPTION PLAN.

                                 PROPOSAL NO. 6

          AMENDMENT OF THE 1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN

     At the Annual Meeting, the shareholders will be asked to approve amendments to the Company's 1995 Nonemployee Director Stock Option Plan (the "Director Plan") to (a) increase by 250,000 the maximum number of shares of Common Stock that may be issued under the Director Plan, (b) increase by 10,000, to an aggregate of 20,000, the number of option shares subject to a Regular Annual Grant (defined below) and (c) provide for full acceleration of vesting and exercisability of options upon the occurrence of a Change in Control.

GENERAL

     The Company's shareholders have previously approved the reservation of 500,000 shares of Common Stock for issuance under the Director Plan. It is advantageous to grant options to purchase Common Stock to the Company's nonemployee directors in order to compensate nonemployee members of the Board, to provide a means for such members to increase their holdings of Company stock, and to attract and retain the best available nonemployee directors. The Board has amended the Director Plan, subject to shareholder approval, to (a) increase the maximum number of shares that may be issued under the Director Plan by 250,000 to an aggregate of 750,000 shares, (b) increase the size of a Regular Annual Grant by 10,000 shares, to an aggregate of 20,000 shares, and (c) provide for full acceleration of vesting of options granted under the Director Plan, regardless of whether such options are assumed or substituted by the acquiror.

     As of March 14, 2002, options to purchase an aggregate of 337,500 shares of Common Stock were subject to outstanding options under the Director Plan, at a weighted average exercise price of $6.80 per share, and 7,500 shares had been issued upon the exercise of previously granted options, leaving 155,000 shares available for future grants under the Director Plan. To the extent that any outstanding option expires or terminates prior to exercise in full, the shares will be returned to the Director Plan and be available for future grant.

SUMMARY OF THE DIRECTOR PLAN, AS AMENDED

     The following summary of the Director Plan, as amended, is qualified in its entirety by the specific language of the Director Plan, a copy of which is available to any shareholder upon request.

     General. The purposes of the Director Plan are to compensate nonemployee members of the Company's Board, to provide a means for such members to increase their holdings of Company stock, and to attract and retain the best available nonemployee directors. Options granted under the Director Plan are nonstatutory stock options and are not intended to qualify as incentive stock options under
Section 422 of the Code.

     Shares Subject to Director Plan. The shareholders have previously authorized an aggregate of 500,000 shares of the Company's Common Stock for issuance upon the exercise of options granted under the Director Plan. As amended, the Director Plan would provide that the maximum aggregate number of authorized but unissued or reacquired shares of Common Stock that may be issued under the plan is 750,000. Appropriate adjustments will be made to the shares subject to the Director Plan, to the size of the automatic grants thereunder and to outstanding options upon any merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or similar change in the capital structure of the Company. To the extent that any outstanding option granted under the Director Plan expires or terminates prior to exercise in full, the shares of Common Stock for which such option is not exercised are returned to the Director Plan and become available for future grant.

     Administration. All grants of options under the Director Plan are automatic and nondiscretionary. The Board may adopt rules and regulations and make other determinations as may be necessary for the administration of the Director Plan.

     Eligibility. The Director Plan provides that each director who is not an employee of the Company or any subsidiary or affiliate of the Company shall automatically receive an option ("Initial Grant") to purchase 25,000 shares of Common Stock of the Company as of the date such nonemployee director is first elected or appointed to the Board ("Eligible Directors"). Such option shall vest and become exercisable in equal annual increments over the three (3) years following the grant date. On the date of each Annual Meeting, beginning in 1995, each Eligible Director who did not receive an Initial Grant within the prior one-year period and is reelected as a Director at such Annual Meeting receives the grant of an option to purchase 10,000 shares of Common Stock of the Company ("Regular Annual Grant"). As amended, the size of future Regular Annual Grants would be increased by 10,000 shares to provide for the grant of an option to purchase a total of 20,000 shares of Common Stock of the Company. Such option shall be exercisable in full or part to the extent of one-twelfth of the shares subject to the option at the end of each one-month period after the date of grant. Employee directors are not eligible to participate in the Director Plan. Generally, options granted under the Director Plan have a term of ten years.

     Terms and Conditions of Options. Each option is evidenced by a nonstatutory stock option agreement between the Company and the nonemployee director specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Director Plan. The exercise price is equal to the fair market value of the Company's Common Stock on the date the option is granted. The fair market value per share is equal to the closing price of the Company's Common Stock as quoted on the Nasdaq National Market on the date of grant. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment of the purchase price. The purchase price may be paid by cash, by check, by tender of shares of the Company's Common Stock owned by the nonemployee director having a fair market value not less than the exercise price, by the assignment of the proceeds of a sale or a loan with respect to some or all of the shares being acquired upon exercise, or by a combination of the foregoing.

     If the nonemployee director's membership on the Board terminates for any reason, to the extent exercisable on the date of such termination, options under the Director Plan may be exercised not later than 90 days after such termination, but in no event may the option be exercised after the expiration of its term.

     An option is nontransferable by the nonemployee director other than by will or the laws of decent and distribution or pursuant to a qualified domestic relations order, as defined by the Code or the rules thereunder; provided, however, that options shall be transferable to the extent the Board determines that transferability is permitted under Rule 16b-3 of the Exchange Act, the Securities Act of 1933, as amended and other applicable laws.

     Change in Control. The Director Plan provides that upon an acquisition or dissolution of the Company, vesting of outstanding options would accelerate only if the option was not assumed or substituted for by the acquiror. As amended, the Director Plan provides that in the event of a Change in Control, any unexercisable or unvested portions of outstanding options and any shares acquired upon exercise thereof held by nonemployee directors whose service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change in Control, regardless of whether the option is assumed or substituted for by the acquiror. The Director Plan, as amended, defines a "Change in Control" of the Company as any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the event, direct or indirect beneficial ownership of more than 50% of the total combined voting power of the stock of the Company, its successor or the corporation to which the assets of the Company were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of the Company's voting stock;
(ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company. To the extent that options outstanding under the Director Plan are not assumed, substituted for or exercised prior to the Change in Control, they will terminate.

     Amendment and Termination. The Board may amend the Director Plan at any time or may terminate it without approval of the shareholders, but, without stockholder approval, the Board may not amend the Director Plan to increase the total number of shares of Common Stock reserved for issuance thereunder or adopt any other amendment that would require approval of the Company's shareholders under any applicable law, regulation or rule. No termination or amendment of the Director Plan may adversely affect an outstanding option without the consent of the optionee.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of the options granted under the Director Plan are the same as the federal income tax consequences described for nonstatutory stock options granted under the Option Plan set forth above under the caption, "Summary of United States Federal Income Tax Consequences" under Proposal No. 5, "AMENDMENT OF THE 1995 EQUITY INCENTIVE PLAN."

CHANGES TO BENEFIT PLAN

     The Board has amended the Director Plan, subject to shareholder approval, to (a) increase the maximum aggregate number of the Company's shares that may be issued under the Option Plan from 500,000 shares of Common Stock to an aggregate of 750,000 shares, (b) increase the size of a Regular Annual Grant by 10,000 shares, to an aggregate of 20,000 shares and (c) provide for full acceleration of vesting and exercisability of options upon the occurrence of a Change in Control, regardless of whether such options are assumed or substituted by the acquiror. As of March 14, 2002, no option grants have been made under the Director Plan following these amendments. Benefits under the Director Plan will depend on a number of factors, including the fair market value of the Company's Common Stock on future dates and the exercise decisions made by the optionees. Consequently it is not possible to determine the benefits that might be received by participants in the Director Plan.

     During the fiscal year ended December 31, 2001:

     - Donald R. Sellers, the Company's president and chief executive officer; Alfred R. Rudolph. M.D., the Company's chief operating officer, and Richard A. Waldron, the Company's chief financial officer and secretary received no stock option grants to purchase shares of Common Stock under the Director Plan;

     - all current executive officers as a group received no stock option grants to purchase shares of Common Stock under the Director Plan;

     - all current directors who are not executive officers as a group received stock option grants to purchase 60,000 shares under the Director Plan;

REQUIRED VOTE

     The affirmative vote of a majority of the shares represented and voting at the annual meeting of shareholders at which a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum) is required for approval of this proposal.

RECOMMENDATION OF THE BOARD

              THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" AMENDMENT OF THE DIRECTOR PLAN TO INCREASE BY 250,000 THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER
           THE DIRECTOR PLAN, TO INCREASE BY 10,000 SHARES THE NUMBER
           OF OPTIONS GRANTED PURSUANT TO A REGULAR ANNUAL GRANT AND
         TO PROVIDE FOR THE FULL VESTING AND EXERCISABILITY OF OPTIONS
                  UPON THE OCCURRENCE OF A CHANGE IN CONTROL.

          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to beneficial ownership of shares of the Company's Common Stock as of February 1, 2002 by:

     - all those known by the Company to be beneficial owners of more than 5% of its Common Stock;

     - the Chief Executive Officer of the Company and the other most highly-compensated executive officers of the Company as of December 31, 2001 whose total salary and bonus for the fiscal year ended December 31, 2001 exceeded $100,000 for services in all capacities to the Company (collectively, the Named Executive Officers);

     - each director of the Company; and

     - all directors and executive officers of the Company as a group.

     The following table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC and information supplied by Mellon Investor Services LLC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 32,516,831 shares outstanding on February 1, 2002. Unless otherwise indicated below, the address for the persons and entities listed below is the Company's address at 901 Mariner's Island Boulevard, San Mateo, California 94404.

                                                              SHARES BENEFICIALLY
                                                                   OWNED(1)
                                                              -------------------
NAME                                                           NUMBER     PERCENT
----                                                          ---------   -------
Randal J. Kirk(2)...........................................  2,000,000      6%
  c/o Third Security L.L.C.
  The Governor Tyler
  Radford, Virginia 24141
Donald R. Sellers(3)........................................  1,342,194      4%
Alfred R. Rudolph, M.D.(4)..................................    587,487      2%
Richard A. Waldron(5).......................................     70,731      *
Jere E. Goyan, Ph.D.(6).....................................     70,833      *
John D. Baxter, M.D.(7).....................................    434,332      1%
Edwin C. Cadman, M.D.(8)....................................     67,333      *
Rolf H. Henel(9)............................................     88,333      *
Jon S. Saxe(10).............................................     16,667      *
Dean S. Woodman(11).........................................     21,667      *
All directors and executive officers as a group (9
  persons)(12)..............................................  2,711,577      8%

---------------

  *  Less than 1%.

 (1) Except pursuant to applicable community property laws, the Company believes the persons named in the table have sole voting and investment power with respect to all shares.

 (2) Includes 1,677,500 shares beneficially owned by Mr. Kirk. The shares that are beneficially owned by Mr. Kirk are held by entities that are controlled by Mr. Kirk.

 (3) Includes 1,267,184 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

 (4) Includes 310,417 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

 (5) Includes 68,750 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

 (6) Includes 70,833 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

 (7) Includes 355,999 shares held by John D. Baxter and Ethelene D. Baxter as Trustees, FBO The Baxter Family Revocable Trust UDT 11/8/95 and 78,333 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

 (8) Includes 66,333 shares issuable pursuant to options exercisable within 60 days of February 1, 2002. Does not include 12,000 shares transferred to Mary E. Cadman on February 5, 2001 pursuant to a qualified domestic relations order, as defined in the Internal Revenue Code, of the Family Court of the First Circuit, State of Hawaii.

 (9) Includes 73,333 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

(10) Consists of 16,667 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

(11) Includes 16,667 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

(12) Includes 1,968,517 shares issuable pursuant to options exercisable within 60 days of February 1, 2002.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation of the Named Executive Officers for each of the past three fiscal years, where applicable.

                                                                                   LONG TERM
                                                                                  COMPENSATION
                                           ANNUAL COMPENSATION                       AWARDS
                             ------------------------------------------------     ------------
                                                                 OTHER ANNUAL      SECURITIES     ALL OTHER
                                                                 COMPENSATION      UNDERLYING    COMPENSATION
NAME AND PRINCIPAL POSITION  YEAR   SALARY($)(1)   BONUS($)(2)       ($)           OPTIONS(#)        ($)
---------------------------  ----   ------------   -----------   ------------     ------------   ------------
Donald R. Sellers.........   2001     432,000        144,000        54,204(3)       100,000          8,406(4)
  President, Chief           2000     400,000        170,000        54,204(3)       110,000        209,006(4)
  Executive
  Officer, and Director,     1999     400,000        200,000        54,204(3)       495,454          6,088(4)
  SciClone Pharmaceuticals,
  Inc.; Managing Director,
  SciClone Pharmaceuticals
  International Ltd
Alfred R. Rudolph, M.D. ...  2001     216,000         72,000        36,000(5)        70,000          6,958(6)
  Chief Operating Officer    2000     204,000         80,000        36,000(5)        75,000          5,871(6)
                             1999     192,000         70,000        30,000(5)       324,818          3,459(6)
Richard A. Waldron........   2001     170,308         56,000             0          275,000          5,554(7)
  Chief Financial Officer

---------------

(1) Includes amounts deferred under the Company's 401(k) plan.

(2) Reflects bonuses earned for performance in the year indicated, although bonuses are generally paid in the year following performance.

(3) Consists of $44,004 in cost-of-living assistance payments and $10,200 in car allowance payments in each of 2001, 2000 and 1999.

(4) Consists of matching contributions under the Company's 401(k) plan ($5,250 in 2001, $5,250 in 2000 and $2,000 in 1999), life insurance premiums ($3,156 in 2001, $3,156 in 2000 and $3,588 in 1999), Incentive Stock Option (ISO) disqualifying disposition in the amount of $200,600 in 2000 and $500 Christmas gift in 1999.

(5) Consists of cost-of-living assistance payments.

(6) Consists of matching contributions under the Company's 401(k) plan ($5,250 in 2001, $5,250 in 2000 and $2,000 in 1999), life insurance premiums ($621 in 2001, $621 in 2000 and $959 in 1999), $1,087 Chairman's award in 2001 and
    $500 Christmas gift in 1999.

(7) Consists of matching contributions under the Company's 401(k) plan ($5,250 in 2001) and life insurance premiums ($304 in 2001).

OPTION GRANTS IN FISCAL 2001

     The following table provides the specified information concerning grants of options to purchase the Company's Common Stock made during the fiscal year ended December 31, 2001 to the Named Executive Officers:

                                            INDIVIDUAL GRANTS
                         -------------------------------------------------------
                                          PERCENT OF                                POTENTIAL REALIZABLE
                                            TOTAL                                     VALUE AT ASSUMED
                           NUMBER OF       OPTIONS       EXERCISE                   ANNUAL RATES OF STOCK
                          SECURITIES      GRANTED TO      OR BASE                  PRICE APPRECIATION FOR
                          UNDERLYING     EMPLOYEES IN    PRICE PER                     OPTION TERM(4)
                            OPTIONS         FISCAL         SHARE      EXPIRATION   -----------------------
NAME                     GRANTED(#)(1)     YEAR(2)       ($/SH)(3)       DATE        5%($)       10%($)
----                     -------------   ------------   -----------   ----------   ---------   -----------
Donald R. Sellers......     100,000         10.56          3.688       03/16/11    $231,936    $  587,772
Alfred R. Rudolph,
  M.D. ................      70,000          7.39          3.688       03/16/11    $162,355    $  411,441
Richard A Waldron......     275,000         29.05          3.688       03/16/11    $637,825    $1,616,374

---------------

(1) Options expiring on March 16, 2011 vest with respect to 25% of the shares one year from the date of grant; thereafter, the remaining shares vest ratably on a monthly basis over three years (except for Mr. Waldron's options, 5% of which vested on March 19, 2001, his first day of employment, another 5% of which vested six months after that date, on September 19, 2001, and another 15% of which vested one year after Mr. Waldron's commencement of employment, with the balance vesting monthly over the following three years). The options become fully exercisable without regard to vesting in the event the Company is not the surviving corporation in any merger or consolidation. The options have a ten-year term, but are subject to earlier termination in connection with termination of employment. Under the Company's 1991 Stock Plan, 1992 Stock Plan and 1995 Equity Incentive Plan, the Board retains the discretion to modify the terms, including the price(s) of outstanding options. For additional information regarding options, see Compensation Committee Report on Executive Compensation.

(2) Based on a total of 946,800 options granted to all employees and consultants during fiscal 2001.

(3) All options were granted at an exercise price equal to the fair market value of the Company's stock on March 16, 2001.

(4) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth certain information with respect to stock options held by the Named Executive Officers as of December 31, 2001, and the value of in-the-money stock options, which represents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2001. There were no options exercised by the Named Executive Officers in 2001.

                                                         NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                               SHARES       VALUE     OPTIONS AT FISCAL YEAR END       AT FISCAL YEAR END(1)
                             ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
                             EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                             -----------   --------   -----------   -------------   -----------   -------------
Donald R. Sellers..........       0           $0       1,229,371       187,083      $830,695.62     $8,421.50
Alfred R. Rudolph, M.D. ...       0           $0         283,334       131,666      $156,542.05     $7,157.95
Richard A. Waldron.........       0           $0          27,500       247,500              N/A(2)         N/A(2)

---------------

(1) Based on the $3.00 per share closing price of the Company's Common Stock as reported by the Nasdaq National Market on December 31, 2001, less the aggregate exercise price.

(2) Mr. Waldron did not have any unexercised in-the-money options as of December 31, 2001.

     No compensation was paid pursuant to a long-term incentive plan, as defined in Item 402(a)(7)(iii) of Regulation S-K, during fiscal 2001 to any Named Executive Officer. The Company does not have any defined benefit or actuarial plan under which benefits are determined primarily by final compensation or average final compensation and years of service with any of the Named Executive Officers.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company entered into an employment agreement with Mr. Sellers in February 1996 for a term of one year, subject to renewal by the Company and Mr. Sellers. Under the agreement, Mr. Sellers receives an annual base salary of $400,000 and is eligible for an annual cash incentive up to 50% of base salary and other benefits that are generally provided to the Company's executives. In the event Mr. Sellers' employment relationship with the Company is terminated by the Company without cause or as a result of a material diminution of Mr. Sellers' duties and responsibilities by the Company or as a result of Mr. Sellers' death or disability, the Company is required to (1) pay Mr. Sellers a severance payment equal to his then current annual salary and car allowance for twelve months and any cash incentives as if Mr. Sellers has continued his employment through the end of the calendar year, (2) continue Mr. Sellers' health-related benefits for twelve months, (3) accelerate the vesting of all of Mr. Sellers' outstanding stock options so they become fully vested, and (4) extend the exercise period for such options for one year, but within the original term of the option. The agreement has been renewed annually for one-year terms. The agreement was most recently renewed in November 2001 for a one-year term and expires in November 2002.

     The Company entered into an offer letter regarding Dr. Rudolph's employment in April 1997. The offer letter provided for Dr. Rudolph to receive a monthly base salary of $15,000 and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company's executives. The annual cash incentive is targeted at 40%, and can range from 0% to 150%, of Dr. Rudolph's targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Dr. Rudolph's actual salary and bonuses are determined pursuant to the Company's compensation process. In the event the Company terminates Dr. Rudolph's employment without cause, the Company is required to pay Dr. Rudolph a severance payment in accordance with the Company's normal payroll policies equal to one month, up to a maximum of six months, of his then current annual salary for every two months he is employed by the Company. The Company also agreed to defray $30,000 per year of Dr. Rudolph's housing expenses from 1997 to 1999, provided Dr. Rudolph is employed by the Company during such three-year period. The defrayal of housing expenses was increased to $36,000 in 2000 and was extended to December 2001.

     The Company entered into an offer letter regarding Mr. Waldron's employment in March 2001. The offer letter provided for Mr. Waldron to receive a monthly base salary of $18,000 and to be eligible for an annual cash incentive and other benefits that are generally provided to the Company's executives. The annual cash incentive is targeted at 30%, and can range from 0% to 150%, of Mr. Waldron's targeted cash incentive amount depending upon performance in relation to predetermined management objectives. Mr. Waldron's actual salary and bonuses are determined pursuant to the Company's compensation process. In the event the Company terminates Mr. Waldron's employment without cause, the Company is required to pay Mr. Waldron a severance payment in accordance with the Company's normal payroll policies equal to one month, up to a maximum of six months, of his then current annual salary for every two months he is employed by the Company.

     In November 1999, the Company entered into a Change in Control Agreement with each of Mr. Sellers, the Company's President and Chief Executive Officer, and Dr. Rudolph, the Company's Chief Operating Officer. In April 2001, the Company entered into a Change in Control Agreement with Mr. Waldron, the Company's Chief Financial Officer. These agreements provide that if the executive officer is involuntarily terminated within one year following a change of control (as defined in such agreement) of the Company, such executive officer will be entitled to severance pay equal to one hundred percent (100%) of his annual base salary as in effect at the term of such termination, and the immediate vesting of all unvested options. If the executive officer voluntarily resigns or is terminated for cause, the executive officer will not be entitled to any severance payment or acceleration of vesting of his unvested options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Compensation Committee is composed of Drs. Cadman and Goyan. No interlocking relationships exist between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee. The Compensation Committee makes recommendations regarding the Company's employee stock plans and makes decisions concerning salaries and bonus compensation for executive officers of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since January 2001, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000, and in which any director, executive officer or holder of more than 5% of any class of voting securities of the Company and members of such person's immediate family had or will have a direct or indirect material interest other than the transactions described in EMPLOYMENT CONTRACTS AND TERMINATIONS OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of our Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on our review of the forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with during the fiscal year 2001.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Stock Performance Graph which follows shall not be deemed to be incorporated by reference into any such filings.

     The Compensation Committee of the Board is composed of Drs. Cadman and Goyan, both of whom are non-employee directors. The Compensation Committee is responsible for establishing and administering the Company's policies regarding compensation and stock ownership programs. The Committee annually evaluates the performance and determines compensation and long-term equity incentives of the Chief Executive Officer (CEO), and reviews and approves the CEO's compensation recommendations for other officers of the Company.

COMPENSATION POLICY

     The overall objectives of the Company's compensation policy are as follows: to (i) attract and retain executives of outstanding ability and potential; (ii) motivate these individuals to achieve corporate goals to enhance long-term shareholder value; (iii) link executive compensation and shareholder interests; and (iv) provide a compensation package that recognizes individual contributions as well as overall corporate results and is competitive with specialty pharmaceutical and biotechnology companies with which the Company competes for talent.

     In the specialty pharmaceutical and biotechnology industries, traditional measures of corporate performance, such as earnings per share and sales growth, may not apply in reviewing the performance of executive officers. At the Company's current stage of development, in evaluating and determining the compensation of the Company's CEO and other executive officers, the Compensation Committee looks to other performance criteria, such as progress of the Company's clinical and regulatory programs and commercialization and development activities, as well as the Company's success in securing capital resources that are necessary for the Company to complete clinical, regulatory and commercialization programs and achieve product revenues. As a result, in many instances these qualitative factors involve a subjective assessment of corporate performance by the Compensation Committee. The Compensation Committee does not base its considerations on any single performance factor nor does it specifically assign relative weights to factors, but rather it considers a mix of factors and evaluates the CEO's and each individual executive officer's performance against that mix.

     Compensation for individual executive officers is targeted to be comparable to compensation packages paid to executives of other pharmaceutical, specialty pharmaceutical and biotechnology companies of comparable or larger size with which the Company competes for talent. The Compensation Committee reviews from time to time independent survey data regarding compensation and benefits in the biopharmaceutical industry as well as compensation and benefits in a comparative group of publicly-held pharmaceutical, specialty pharmaceutical and biotechnology companies that represent a number of the Company's most direct competitors for executive talent. The companies selected for comparison are specialty pharmaceutical and biotechnology firms with market capitalizations comparable to or larger than the Company's, several of which companies are included in the Nasdaq Pharmaceutical/Biotechnology Index used in the Stock Performance Graph contained herein, as well as multi-national pharmaceutical companies that are often the source of appropriate management talent. The Compensation Committee believes that inclusion of companies with larger market capitalizations is necessary because the talent pool from which the Company recruits is composed largely of executives employed by such companies.

     The key elements of the Company's executive compensation program consist of base salary, annual cash incentives and long-term equity incentives.

BASE SALARY

     Base salaries for executive officers are initially determined by evaluating the responsibilities of the position held and the base salaries paid by companies generally in the comparative group described above. The Compensation Committee initially sets base salaries in the mid to upper range of base salaries at other companies in such comparative group. In certain cases, minimum base salaries are established by employment agreements between the Company and its executive officers. Using this general guideline, the Compensation Committee then considers other factors such as the individual's contribution to achievement of corporate goals, the attainment of specific individual objectives and the assumption of new responsibilities. From year to year, the relative weight of the individual factors may differ from officer to officer, and can be expected to change over time in response to the Company's development and the evolution of the biopharmaceutical industry.

ANNUAL CASH INCENTIVES

     The Company's annual cash incentives account for a significant percentage of each executive officer's potential compensation. The Compensation Committee establishes annual cash incentive targets for executive officers based upon cash incentive programs of biopharmaceutical companies generally and companies in the comparative group described above. The Compensation Committee generally sets such targets in the mid range of cash incentives paid by other companies in such comparative group. The actual cash incentive award earned depends upon the attainment of corporate performance goals established for the year by the Compensation Committee as well as the attainment of individual performance objectives. Cash incentive awards are typically paid in the year following the year for which performance is evaluated. Corporate performance goals for 2001 included the following: (i) implement the U.S. HCV phase 3 program; (ii) establish a Japanese subsidiary and a European ZADAXIN cancer program; and (iii) maintain and develop ZADAXIN product sales. At year-end, the Compensation Committee reviewed the original plans and goals. The Compensation Committee determined that, due to the significant efforts and accomplishments of the Company's executive officers, the original goals had been achieved. Based on their performance in 2001, each of the executive officers received their targeted annual cash incentive which represented approximately 33% of each executive officer's base salary.

LONG-TERM EQUITY INCENTIVES

     The Company's long-term equity incentives currently consist of the Company's 1991 and 1992 Stock Plans and the Company's 1995 Equity Incentive Plan (collectively, the Plans), pursuant to which the Company grants options and other rights to purchase shares of its Common Stock. The Company can no longer grant options under the 1991 and 1992 Stock Plans, but the options outstanding under these plans are still exercisable. The objective of each of the Plans is to advance the long-term interests of the Company and its shareholders and to complement incentives tied to annual performance. Stock options granted under the Plans generally vest over a four-year period, providing incentive to create value for the Company's shareholders over the long term since the full benefit of the compensation package cannot be realized unless the employee remains with the Company and stock price appreciation occurs over a number of years. The Compensation Committee has typically granted options to employees upon commencement of employment and has occasionally granted additional options following a significant change in job responsibility, scope or title or a particularly noteworthy corporate or individual achievement. During 2001, certain executive officers and employees were granted stock options based on their individual contribution to achievement of corporate performance goals. For information on proposed changes to the above-described Plans, see Proposal No. 5., "AMENDMENT OF THE 1995 EQUITY INCENTIVE PLAN."

CEO COMPENSATION

     In 2001, Mr. Sellers received a base salary of $432,000. In determining Mr. Sellers' base salary, the Compensation Committee considered Mr. Sellers current compensation, his expected role with the Company and data with respect to compensation levels at other specialty pharmaceutical and biotechnology companies. With respect to Mr. Sellers' cash incentive, the Committee noted that the 2001 goals were achieved. Therefore, the Compensation Committee awarded Mr. Sellers a cash incentive for his performance in 2001, paid in 2002, resulting in a bonus equal to 33.3% of his base salary. The stock option grants to Mr. Sellers in 2001, as in past years, were made with a view to the stock he already held and his achievement of certain objectives.

SPECIAL DEDUCTION LIMIT

     The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which disallows a deduction for any publicly-held corporation for individual compensation exceeding $1.0 million in any taxable year for the CEO and four other most highly compensated executive officers, unless such compensation meets the requirements for the performance-based exception to the general rule. Income from options granted under the 1995 Equity Incentive Plan should qualify as an exception. The Compensation Committee does not believe that other components of the Company's compensation will be likely to exceed $1,000,000 for any executive officer in the foreseeable future and therefore concluded that no further action with respect to qualifying this compensation for deductibility was necessary at this time. In the future, the Compensation Committee will continue to evaluate the advisability of qualifying its executive compensation for deductibility of such compensation. The Compensation Committee's policy is to qualify its executive compensation for deductibility under applicable tax laws as practicable.

                           Respectfully submitted by the Compensation Committee,

                                       Edwin C. Cadman and Jere E. Goyan

                         REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2001. The Audit Committee has reviewed and discussed the Company's audited financial statements with management. The Audit Committee has discussed with Ernst & Young LLP, the Company's independent auditors, all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Audit Committee has met with Ernst & Young LLP, with and without management present, to discuss the overall scope of Ernst & Young LLP's audit, the results of its examinations, its evaluations of the Company's internal controls and the overall quality of its financial reporting.

     The Audit Committee has also received from Ernst & Young LLP a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). In evaluating the auditors' independence, the Audit Committee noted that Ernst & Young LLP did not provide any consulting services to the Company not directly related to the audit services provided by Ernst & Young LLP for the fiscal year ended December 31, 2001. In addition, the Audit Committee discussed with the auditors' any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     The Audit Committee acts pursuant to the Audit Committee Charter adopted by the Board of Directors in June 2000. The Charter meets the listing standards for the Nasdaq Stock Market and the Audit Committee reviews and reassesses at least annually the adequacy of the Charter. Each of the members of the Audit Committee qualifies as an "independent director" as defined in the listing standards for the Nasdaq Stock Market and the Audit Committee members also meet the listing standards for the Nasdaq Stock Market with respect to financial literacy and sophistication.

     Based on the review and discussions referred to above, the committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          Respectfully submitted by the Audit
                                          Committee,

                                          Rolf H. Henel, Jon S. Saxe, Dean S.
                                          Woodman

                            STOCK PERFORMANCE GRAPH

     The following line graph compares the annual percentage change in (i) the cumulative total shareholder return on the Company's Common Stock since December 31, 1996, with (ii) the cumulative total return on (a) The Nasdaq Stock Market (U.S. and Foreign Companies) and (b) the Nasdaq Pharmaceutical/ Biotechnology Index. The comparison assumes (i) an investment of $100 on December 31, 1996 in each of the foregoing indices and (ii) reinvestment of dividends, if any. The stock price performance shown on the graph below is not necessarily indicative of future stock price performance.


                              (PERFORMANCE GRAPH)


                                                                                                         NASDAQ PHARMACEUTICALS
                                                SCICLONE PHARMACEUTICALS,    NASDAQ STOCK MARKET (US     STOCKS SIC 2830-2839 US
                                                          INC.                     & FOREIGN)                   & FOREIGN
                                                -------------------------    -----------------------     -----------------------
12/31/1996                                                 100                          100                         100
12/31/1997                                                  43                        122.1                       103.1
12/31/1998                                                13.3                        169.1                       130.8
12/31/1999                                                76.6                        315.1                       246.6
12/29/2000                                                  50                        190.2                       307.7
12/31/2001                                                37.5                        149.9                       262.2

                        YEAR 2003 SHAREHOLDER PROPOSALS

     The Company welcomes comments or suggestions from its shareholders. Under the Company's bylaws, in order for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder proposal to be presented at an annual meeting shall be received at the Company's principal executive offices not less than 120 calendar days in advance of the date that the Company's proxy statement was released to shareholders in connection with the previous year's annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, then notice must be received not later than the close of business on the tenth day following the day on which the date of the annual meeting is publicly announced.

     Proposals of shareholders intended to be presented at the Company's 2003 Annual Meeting of Shareholders must be received by Richard A. Waldron, SciClone Pharmaceuticals, Inc., 901 Mariner's Island Boulevard, San Mateo, California 94404, no later than December 16, 2002, and must satisfy the conditions established by the Securities and Exchange Commission for shareholder proposals to be included in the Company's proxy statement for the meeting.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.


     It is important that the proxies be voted promptly and that your shares be represented. Please vote your shares at your earliest convenience by phone, via the internet or by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.


                                          By order of the Board of Directors

                                      /s/ RICHARD A. WALDRON
                                          RICHARD A. WALDRON
                                          Chief Financial Officer and Secretary

San Mateo, California
April 15, 2002

                                   APPENDIX A

                AGREEMENT AND PLAN OF MERGER AND REINCORPORATION

     THIS AGREEMENT AND PLAN OF MERGER AND REINCORPORATION (the "Agreement") is
entered into as of this   th day of           , 2002 by and between SciClone
Pharmaceuticals, Inc., a California corporation ("SciClone California"), and SciClone Pharmaceuticals, Inc. (Delaware), a Delaware corporation ("SciClone Delaware").

                                  WITNESSETH:

     WHEREAS, SciClone Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

     WHEREAS, SciClone California is a corporation duly organized and existing under the laws of the State of California;

     WHEREAS, on the date of this Agreement, SciClone Delaware has authority to issue 1,000 shares of Common Stock, par value $.001 per share (the "SciClone Delaware Common Stock"), of which 100 shares are issued and outstanding and owned by SciClone California;

     WHEREAS, SciClone California as of the date hereof has authority to issue
(i) 75,000,000 shares of Common Stock, $.001 par value per share (the "SciClone
California Common Stock"), of which                shares were issued and
outstanding as of April 2, 2002, and (ii) 10,000,000 shares of Preferred Stock, without par value, of which no shares are issued and outstanding;

     WHEREAS, the respective Boards of Directors for SciClone Delaware and SciClone California have determined that, for the purpose of effecting the reincorporation of SciClone California in the State of Delaware, it is advisable, to the advantage of and in the best interest of SciClone California and its shareholders and SciClone Delaware and its stockholders that SciClone California merge with and into SciClone Delaware upon the terms and conditions herein provided; and

     WHEREAS, the respective Boards of Directors of SciClone Delaware and SciClone California and the sole stockholder of SciClone Delaware have unanimously adopted and approved this Agreement, and the Board of Directors of SciClone California has directed that this Agreement be submitted to the shareholders of SciClone California for their consideration;

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, SciClone California and SciClone Delaware hereby agree as follows:

          1. Merger. Subject to the approval of the shareholders of SciClone California in accordance with the California General Corporation Law (the "CGCL") and the Delaware General Corporation Law ("DGCL"), at such time as the parties hereto shall thereafter mutually agree, SciClone California shall be merged with and into SciClone Delaware (the "Merger"), and SciClone Delaware shall be the surviving corporation (the "Surviving Corporation") in the Merger. The Merger shall be effective upon (a) the filing of this Agreement together with the requisite officers' certificate with the Secretary of State of the State of California in accordance with the provisions of the CGCL and (b) the filing of a duly certified counterpart of this Agreement (or a duly executed certificate of merger) with the Secretary of State of the State of Delaware in accordance with the applicable provisions of the Delaware General Corporation Law (the "DGCL"), the date and time of the later of such filings being hereinafter referred to as the "Effective Time."

          2. Governing Documents. The Certificate of Incorporation of SciClone Delaware shall be amended and restated as in the form attached hereto as Appendix A-1, and shall be the Certificate of Incorporation of the Surviving Corporation; and the Bylaws of SciClone Delaware shall be amended and restated as in the form attached hereto as Appendix A-2 and shall be the Bylaws of the Surviving Corporation, provided, however, that:

             i. in the event that Proposal No. 4(A) is approved by the requisite vote of the shareholders of SciClone California at the Annual Meeting, Article TENTH of the Certificate of Incorporation attached as Appendix A-1 shall be deleted; ii. in the event that Proposal No. 4(B) is approved by the requisite vote of the shareholders of SciClone California at the Annual Meeting, Article FIFTH, Section C of the Delaware Certificate of Incorporation attached as Appendix A-1 and
        Article 1, Section 1.12 of the Delaware Bylaws attached as Appendix A-2 shall read in their entirety as set forth on Exhibit 1 hereto;

             iii. in the event that Proposal No. 4(C) is approved by the requisite vote of the shareholders of SciClone California at the Annual Meeting, Article FIFTH, Section D of the Delaware Certificate of Incorporation as attached as Appendix A-1, and Article 1, Section 1.3 of the Delaware By-Laws attached as Appendix A-2 shall read in their entirety as set forth on Exhibit 2 hereto.

     3. Directors and Officers. The directors and officers of SciClone California shall be the directors and officers of the Surviving Corporation from and after the Effective Time until their respective successors are duly elected or appointed.

     4. Succession. At the Effective Time, SciClone Delaware shall succeed to SciClone California in the manner of and as more fully set forth in Section 259 of the General Corporation Law of the State of Delaware.

     5. Further Assurances. From time to time, as and when required by SciClone Delaware or by its successors and assigns, there shall be executed and delivered on behalf of SciClone California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in SciClone Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of SciClone California, and otherwise to carry out the purposes of this Agreement, and the officers and directors of SciClone Delaware are fully authorized in the name and on behalf of SciClone California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     6. Common Stock of SciClone California. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of SciClone California Common Stock outstanding immediately prior thereto shall be changed and converted into one fully paid and nonassessable share of SciClone Delaware Common Stock.

     7. SciClone California Preferred Shares Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and convert the Series B Preferred Stock Purchase Rights declared by SciClone California on July 25, 1997 and the rights and obligations of SciClone California pursuant to the Rights Agreement dated as of June 25, 1997, by and among SciClone California and ChaseMellon Shareholder Services LLC (the "Rights Agreement"). The surviving Company shall convert SciClone California's Series B Preferred Stock into the Series A Preferred Stock, with all of the same rights, privileges and preferences as the Series B held prior to the Effective Date of the Merger. The Merger shall not be deemed a "Triggering Event" as such term is defined in the Rights Agreement.

     8. A number of shares of the Surviving Corporation's Common Stock and Series A Preferred Stock shall be reserved for issuance upon the exercise of stock purchase rights and convertible securities equal to the number of shares of SciClone California Common Stock and Series A Preferred Stock so reserved immediately prior to the Effective Date of the Merger.

     9. Options. At the Effective Time, each outstanding option or other right to purchase shares of SciClone California stock, including those options granted under the 1995 Equity Incentive Plan (the "Option Plan") and the 1995 Nonemployee Director Stock Option Plan (the "Directors Plan") of SciClone California, shall be converted into and become an option or right to purchase the same number of shares of SciClone Delaware stock at a price per share equal to the exercise price of the option or right to purchase

SciClone California stock and upon the same terms and subject to the same conditions as set forth in the Option Plans and the Directors Plan, respectively, and other agreements entered into by SciClone California pertaining to such options or rights. A number of shares of SciClone Delaware stock shall be reserved for purposes of such options and rights equal to the number of shares of SciClone California stock so reserved immediately prior to the Effective Time. As of the Effective Date, SciClone Delaware shall assume all obligations of SciClone California under agreements pertaining to such options and rights, including the Option Plans, and the outstanding options or other rights, or portions thereof, granted pursuant thereto.

     10. Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of SciClone California stock shall be deemed for all purposes to evidence ownership of and to represent the shares of SciClone Delaware stock into which the shares of SciClone California stock represented by such certificates have been converted as herein provided. The registered owner on the books and records of SciClone Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to SciClone Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of SciClone Delaware stock evidenced by such outstanding certificate as above provided.

     11. Other Employee Benefit Plans. As of the Effective Time, SciClone Delaware hereby assumes all obligations of SciClone California under any and all employee benefit plans in effect as of said date or with respect to which employee rights or accrued benefits are outstanding as of said date.

     12. Outstanding Common Stock of SciClone Delaware. At the Effective Time, the one hundred (100) shares of SciClone Delaware Common Stock presently issued and outstanding in the name of SciClone California shall be canceled and retired and resume the status of authorized and unissued shares of SciClone Delaware Common Stock, and no shares of SciClone Delaware Common Stock or other securities of SciClone Delaware shall be issued in respect thereof.

     13. Covenants of SciClone Delaware. SciClone Delaware covenants and agrees that, effective not later than the Effective Time, it will:

          a. Qualify to do business as a foreign corporation in the State of California, and in all other states in which SciClone California is so qualified and in which the failure so to qualify would have a material adverse effect on the business or financial condition of SciClone Delaware and its subsidiaries, taken together as a whole, and, in connection therewith, shall irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California Corporations Code and under applicable provisions of state law in other states in which qualification is required hereunder.

     14. Book Entries. As of the Effective Time, entries shall be made upon the books of SciClone Delaware in accordance with the following:

          a. The assets and liabilities of SciClone California shall be recorded at the amounts at which they were carried on the books of SciClone California immediately prior to the Effective Time, with appropriate adjustments to reflect the retirement of the one hundred (100) shares of SciClone Delaware Common Stock presently issued and outstanding.

          b. There shall be credited to the capital stock of SciClone Delaware the aggregate amount of the par value of all shares of SciClone Delaware stock resulting from the conversion of the outstanding California Common Stock pursuant to the Merger.

          c. There shall be credited to the capital surplus account of SciClone Delaware the aggregate of the amounts shown in the capital stock and capital surplus accounts of SciClone California immediately prior to the Effective Time, less the amount credited to the common stock account of SciClone Delaware pursuant to Paragraph (b) above.

          d. There shall be credited to the retained earnings account of SciClone Delaware an amount equal to that carried in the retained earning account of SciClone California immediately prior to the Effective Time.

     15. Amendment. At any time prior to the Effective Time, whether before or after approval and adoption of this Agreement by the shareholders of SciClone California, this Agreement may be amended in any manner as may be determined in the judgment of the respective Boards of Directors of SciClone Delaware and SciClone California to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purposes and intent of this Agreement; provided, that any amendment made subsequent to the approval or adoption of this Agreement by the stockholders of SciClone Delaware or the shareholders of SciClone California shall be subject to all applicable limitations of the applicable provisions of the DGCL and the CGCL.

     16. Abandonment. At any time before the Effective Time, this Agreement may be terminated and the merger contemplated by this Agreement may be abandoned by the Board of Directors of either SciClone California or SciClone Delaware or both, notwithstanding any approval of this Agreement by the sole stockholder of SciClone Delaware and the shareholders of SciClone California.

     17. Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original.

     IN WITNESS WHEREOF, this Agreement, having first been duly approved by resolutions of the respective Boards of Directors of SciClone California and SciClone Delaware, is hereby executed on behalf of each of said two corporations by their respective officers thereunto duly authorized.

                                          SCICLONE PHARMACEUTICALS, INC.,
                                          a California corporation

                                          By:
                                            ------------------------------------

                                            ------------------------------------
                                            President

ATTEST:

------------------------------------------------------

---------------------------------------, Secretary

                                          SCICLONE PHARMACEUTICALS, INC.,
                                          a Delaware corporation

                                          By:
                                            ------------------------------------

                                            ------------------------------------
                                            President

ATTEST:

------------------------------------------------------

---------------------------------------, Secretary

                                   EXHIBIT 1

                    ELIMINATION OF ACTION BY WRITTEN CONSENT
                              (PROPOSAL NO. 4(B))

     In the event Proposal Nos. 3 and 4(B) are approved by the requisite vote of the shareholders, Article Fifth, Section C of the Delaware Certificate shall read in its entirety as follows:

     "C. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders."; and

     Article 1, Section 1.12. of the Delaware By-Laws shall read in its entirety as follows:

     "1.12. Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders."

                                      A-X-1

                                   EXHIBIT 2

               LIMITATION ON THE ABILITY TO CALL SPECIAL MEETINGS
                              (PROPOSAL NO. 4(C))

     Exhibit 2(A):

     In the event Proposal Nos. 3 and 4(C) are approved by the requisite vote of the shareholders, Article Fifth, Section D of the Delaware Certificate will read its entirety as follows:

     "D. Special meetings of stockholders of the Corporation may be called only by the Board of Directors, the Chairman of the Board of Directors or the President, or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting."; and

     Exhibit 2(B):

     Article 1, Section 1.3, of the Delaware By-Laws shall read in its entirety as follows:

     "Section 1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President or the holders of record of not less than 25% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting, subject to the last two sentences of the first paragraph of Section 1.10.

     Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.15, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place and time so determined, for the purposes set forth in the stockholder's request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3."

                                      A-X-2

                                  APPENDIX A-1

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                       OF SCICLONE PHARMACEUTICALS, INC.

                                     FIRST:

     The name of this corporation is SciClone Pharmaceuticals, Inc. (hereinafter the "Corporation").

                                    SECOND:

     The address of the registered office of the Corporation in the State of Delaware is Incorporating Services, Ltd., 15 East North Street, in the City of Dover, County of Kent. The name of the registered agent at that address is Incorporating Services, Ltd.

                                     THIRD:

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware.

                                    FOURTH:

     A. The Corporation is authorized to issue two classes of stock to be designated respectively "Common Stock" and "Preferred Stock." The total number of shares which the Corporation is authorized to issue is eight-five million (85,000,000) shares. Seventy-five million (75,000,000) shares shall be Common Stock, each having a par value of one-tenth of one cent ($.001). Ten million (10,000,000) shares shall be Preferred Stock, each having a par value of one tenth of one cent ($.001).

     B. Any Preferred Stock not previously designated as to series may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board), and such resolution or resolutions shall also set forth the voting powers, full or limited or none, of each such series of Preferred Stock and shall fix the designations, preferences and relative, participating, optional or other special rights of each such series of Preferred Stock and the qualifications, limitations or restrictions of such powers, designations, preferences or rights. The Board of Directors is authorized to alter the powers, designation, preferences, rights, qualifications, limitations and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series of Preferred Stock, to increase or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

     C. The first of such series shall be designated as Series A Preferred Stock (the "Series A Preferred Stock"), $.001 par value per share, and the number of shares constituting such series shall be 2,000,000.

     The relative rights, preferences, privileges and restrictions granted to or imposed upon the Preferred Series A are as follows:

     1. Dividends and Distributions.

     (A) The holders of Series A Preferred Stock then outstanding shall be entitled to be paid dividends as follows for each share of Series A Preferred Stock then held by them, first, prior and in preference to any outstanding shares of Series A Preferred Stock and Common Stock. The dividend rate on the shares of Series A Preferred Stock shall be for each quarterly dividend (hereinafter referred to as a "quarterly dividend period"), which quarterly dividend periods shall commence on January 1, April 1, July 1 and October 1 each year (each such date being referred to herein as a "Quarterly Dividend Payment Date") (or in the case of
                                      A-1-1
original issuance, from the date of original issuance) and shall end on and include the day next preceding the first date of the next quarterly dividend period, at a rate per quarterly dividend period (rounded to the nearest cent) equal to the greater of (a) $75.00 or (b) subject to the provisions for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared as determined in good faith by the Board of Directors) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared (but not withdrawn) on the Common Stock, no par value, of the Corporation (the "Common Stock") during the immediately preceding quarterly dividend period, or, with respect to the first quarterly dividend period, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event this Corporation shall at any time after August 15, 1997 (the "Rights Declaration Date") (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) Dividends on the Series A Preferred Stock shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share?by?share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 45 days prior to the date fixed for the payment thereof.

     2. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or
     (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in the Articles of Incorporation, as amended, or by law, the holders of shares of Series A Preferred Stock, Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, in the Certificate of Incorporation and in the By-laws, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required

                                      A-1-2

     (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     3. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

     4. Liquidation, Dissolution or Winding Up.

     (A) In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock then outstanding shall be entitled, for each share of Series A Preferred Stock then held by them, first, prior and in preference to any Series A Preferred Stock and Common Stock, to receive the greater of (a) $3,000.00 per share, plus accrued dividends to the date of distribution, whether or not earned or declared, or (b) an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event pursuant to clause
(b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     5. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     6. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     7. Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock. All payments made with respect to fractional shares hereunder shall be rounded to the nearest whole cent.

     8. Certain Restrictions.

     (A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and

                                      A-1-3
distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

          (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series And classes shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

     (B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 9, purchase or otherwise acquire such shares at such time and in such manner.

     9. Ranking. The Series A Preferred Stock shall be junior to all later authorized Series of the Corporation's preferred stock as to the payment of dividends and the distribution of assets, unless the terms of any series shall provide otherwise.

     10. Amendment. The Restated Articles of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock voting together as a single class.

                                     FIFTH:

     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

          C. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be taken by a consent in writing if signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize such action at an annual or special meeting.

          D. Special meetings of stockholders of the Corporation may be called only by either the Board of Directors, the Chairman of the Board of Directors or the President, or the holders of record of not less

                                      A-1-4
     than 10% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix.

                                     SIXTH:

     A. The number of directors that shall constitute the whole Board of Directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

                                    SEVENTH:

     The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation. Any adoption, amendment or repeal of By?Laws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

                                    EIGHTH:

     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                     NINTH:

     The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation.

                                      A-1-5

                                     TENTH:

     Every stockholder entitled to vote at any election of directors of this Corporation may cumulate his votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares are entitled, or distribute his votes on the same principle among as many candidates as he thinks fit. The candidates receiving the highest number of votes up to the number of directors to be elected are elected.

                                      A-1-6

                                  APPENDIX A-2

                                   BYLAWS OF
                         SCICLONE PHARMACEUTICALS, INC.

                                   ARTICLE I

                                  STOCKHOLDERS

     SECTION 1.1 Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors or the President and Chief Executive Officer or, if not so designated, at the registered office of the corporation.

     SECTION 1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors at the time and place to be fixed by the Board of Directors and stated in the notice of the meeting.

     SECTION 1.3 Special Meetings. Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President or the holders of record of not less than 10% of all shares entitled to cast votes at the meeting, for any purpose or purposes prescribed in the notice of the meeting and shall be held at such place, on such date and at such time as the Board may fix. Business transacted at any special meeting of stockholders shall be confined to the purpose or purposes stated in the notice of meeting, subject to the last two sentences of the first paragraph of Section 1.10.

     Upon request in writing sent by registered mail to the President or Chief Executive Officer by any stockholder or stockholders entitled to request a special meeting of stockholders pursuant to this Section 1.3, and containing the information required pursuant to Sections 1.10 and 2.15, as applicable, the Board of Directors shall determine a place and time for such meeting, which time shall be not less than 120 nor more than 130 days after the receipt of such request, and a record date for the determination of stockholders entitled to vote at such meeting shall be fixed by the Board of Directors, in advance, which shall not be more that 60 days nor less than 10 days before the date of such meeting. Following such receipt of a request and determination by the Secretary of the validity thereof, it shall be the duty of the Secretary to present the request to the Board of Directors, and upon Board action as provided in this
Section 1.3, to cause notice to be given to the stockholders entitled to vote at such meeting, in the manner set forth in Section 1.4, hereof, that a meeting will be held at the place and time so determined, for the purposes set forth in the stockholder's request, as well as any purpose or purposes determined by the Board of Directors in accordance with this Section 1.3.

     SECTION 1.4 Notice of Meetings. Written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or as required by law (meaning here and hereafter, as required from time to time by the Delaware General Corporation Law or the Certificate of Incorporation). The notices of all meetings shall state the place, date and hour of the meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation.

     SECTION 1.5 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least 10 days before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time of the meeting,

                                      A-2-1
and may be inspected by any stockholder who is present. This list shall determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

     SECTION 1.6 Quorum. Except as otherwise provided by law or these Bylaws, the holders of a majority of the shares of the capital stock of the corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business. If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

     If a notice of any adjourned special meeting of stockholders is sent to all stockholders entitled to vote thereat, stating that it will be held with those present constituting a quorum, then except as otherwise required by law, those present at such adjourned meeting shall constitute a quorum, and all matters shall be determined by a majority of the votes cast at such meeting.

     SECTION 1.7 Adjournments. Any meeting of stockholders may be adjourned to any other time and to any other place at which a meeting of stockholders may be held under these Bylaws by the Chairman of the meeting, in the absence of such person by any officer entitled to preside at or to act as Secretary of such meeting, or by the holders of a majority of the shares of stock present or represented at the meeting and entitled to vote, although less than a quorum. When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     SECTION 1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law as in the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize any other person or persons to vote or act for him by written proxy executed by the stockholder or his authorized agent or by a transmission permitted by law and delivered to the Secretary of the corporation. No stockholder may authorize more than one proxy for his shares. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile transmission or other reproduction shall be a complete reproduction of the entire original writing or transmission.

     SECTION 1.9 Action at Meeting. When a quorum is present at any meeting, any election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election, and all other matters shall be determined by a majority of the votes cast affirmatively or negatively on the matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, a majority of each such class present or represented and voting affirmatively or negatively on the matter) shall decide such matter, except when a different vote is required by express provision of law, the Certificate of Incorporation or these Bylaws.

     All voting, including on the election of directors, but excepting where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his or her proxy, a stock vote shall be taken. Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting. The corporation may, and to the extent required by law, shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as an alternate inspector to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at
                                      A-2-2
the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to faithfully execute the duties of inspector with strict impartiality and according to the best of his or her ability.

     SECTION 1.10 Notice of Stockholder Business. At an annual or special meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a stockholder proposal to be presented at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting more than 30 calendar days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. "Public announcement" for purposes hereof shall have the meaning set forth in
Article II, Section 2.15(c) of these Bylaws. In no event shall the public announcement at an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. For business to be properly brought before a special meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law, and the stockholder must have given to the Secretary of the corporation timely written notice of such business, signed by or on behalf of the holder or holders of record of such number of shares as would entitle such holder or holders to call a special meeting pursuant to Section 1.3. To be timely, such notice must be received no later than the close of business on the 10th day following the day on which the date of the special meeting is publicly announced or must be given by a valid request under Section 1.3.

     A stockholder's notice to the Secretary of the corporation shall set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of the corporation which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder as such other beneficial owner in such business.

     SECTION 1.11 Conduct of Business. At every meeting of the stockholders, the Chairman of the Board, or, in his or her absence, the President, as, in his or her absence, the person appointed by the Board of Directors, shall act as Chairman. The Secretary of the corporation or a person designated by the Chairman of the meeting shall act as Secretary of the meeting. Unless otherwise approved by the Chairman of the meeting, attendance at the stockholders' meeting is restricted to stockholders of record, persons authorized in accordance with
Section 1.8 of these Bylaws to act by proxy, and officers of the corporation.

     The Chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the Chairman's discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

     The Chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part. The Chairman may impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder. Should any person in attendance become unruly or obstruct the meeting proceedings, the Chairman shall have the power to have such person removed from participation. Notwithstanding anything in

                                      A-2-3
the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in this Section 1.11 and Section
1.10 above. The Chairman of a meeting shall if the facts warrant, determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of this Section 1.11 and Section 1.10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

     SECTION 1.12 Stockholder Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be taken by a consent in writing if signed by the holders of outstanding shares having not less than the minimum number of votes which would be necessary to authorize such action at an annual or special meeting.

                                   ARTICLE II

                               BOARD OF DIRECTORS

     SECTION 2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     SECTION 2.2 Number and Term of Office. The number of directors shall initially be seven (7) and, thereafter, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

     SECTION 2.3 Vacancies and Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification or other cause (including removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, or by the sole remaining director and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

     SECTION 2.4 Resignation. Any director may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

     SECTION 2.5 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     SECTION 2.6 Special Meetings. Special meetings of the Board of Directors, called by the Chairman of the Board, the President or two or more directors may be held at any time and place, within or without the State of Delaware.

     SECTION 2.7 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director by (i) giving notice to such director in person or by telephone or electronic voice message system at least 24 hours in advance of the meeting,
(ii) sending a telegram, telecopy or telex, or delivering written notice by hand, to his last known business or home address at least 24 hours in advance of the meeting, or (iii) mailing written notice to his last known business or home address at least three days in
                                      A-2-4
advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

     SECTION 2.8  Participation in Meetings by Telephone Conference
Calls. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     SECTION 2.9 Quorum. A majority of the total number of authorized directors shall constitute a quorum at any meeting of the Board of Directors. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified; provided, however, that in no case shall less than 1/3 of the number so fixed constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

     SECTION 2.10 Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these Bylaws.

     SECTION 2.11 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing. Any such written consents shall be filed with the minutes of proceedings of the Board or committee.

     SECTION 2.12 Removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the outstanding shares of capital stock entitled to vote generally in the election of directors, voting together as a single class.

     SECTION 2.13 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation, with such lawfully delegated powers and duties as it therefor confers, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the Delaware General Corporation Law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these Bylaws for the Board of Directors.

     SECTION 2.14 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to the determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                                      A-2-5

     SECTION 2.15  Nomination of Director Candidates.

     (a) Subject to the rights of holders of any class or series of Preferred Stock then outstanding, nominations for the election of Directors may be made at an annual meeting by the Board of Directors or a proxy committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of Directors generally, who complies with the procedures set forth in this Bylaw and who is a stockholder of record at the time notice is delivered to the Secretary of the corporation. Any stockholder entitled to vote in the election of Directors generally may nominate one or more persons for election as Directors at an annual meeting only if timely notice of such stockholder's intent to make such nomination or nominations has been given in writing to the Secretary of the corporation. To be timely, a stockholder nomination for a director to be elected at an annual meeting shall be received at the corporation's principal executive offices not less than 120 calendar days in advance of the first anniversary of the date that the corporation's (or the corporation's predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 calendar days from the date contemplated at the time of the previous year's proxy statement, notice by the stockholders to be timely must be received not later than the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address of the stockholder who intends to make the nomination, of the beneficial owner, if any, on whose behalf the nomination is being made and of the person or persons to be nominated; (ii) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote for the election of Directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the stockholder as such beneficial owner and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (iv) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (v) the consent of each nominee to serve as a director of the corporation if so elected. In no event shall the public announcement of an adjournment as postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above. Notwithstanding the third sentence of this Section 2.15(a), in the event that the number of Directors to be elected at an annual meeting is increased and there is no public announcement by the corporation naming the nominees for the additional directorships at least 130 days prior to the first anniversary of the date that the corporation's (or its predecessor's) proxy statement was released to stockholders in connection with the previous year's annual meeting, a stockholder's notice required by this Section 2.15(a) shall also be considered timely, but only with respect to nominees for the additional directorships, if it shall be delivered to the Secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

     (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is entitled to vote at the meeting, who complies with the notice procedures set forth in this Bylaw and who is a stockholder of record at the time such notice is delivered to the Secretary of the corporation. In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as are specified in the corporation's notice of meeting, if the stockholder's notice as required by paragraph (a) of this Bylaw shall be delivered to the Secretary at the principal executive offices of the corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 70th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or

                                      A-2-6
postponement of a special meeting commence a new time period (or extending any time period) for the giving of a stockholder's notice as described above.

     (c) For purposes of these Bylaws, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act").

     (d) Notwithstanding the foregoing provisions of this Bylaw, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Bylaw. Nothing in this Bylaw shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

     (e) In the event that a person is validly designated as a nominee in accordance with this Section 2.15 and shall thereafter become unable or unwilling to stand for election to the Board of Directors, the Board of Directors or the stockholder who proposed such nominee, as the case may be, may designate a substitute nominee upon delivery, not fewer than five days prior to the date of the meeting for the election of such nominee, of a written notice to the Secretary setting forth such information regarding such substitute nominee as would have been required to be delivered to the Secretary pursuant to this
Section 2.15 had such substitute nominee been initially proposed as a nominee. Such notice shall include a signed consent to serve as a director of the corporation, if elected, of each such substitute nominee.

     (f) If the chairman of the meeting for the election of Directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of this Section 2.15, such nomination shall be void; provided, however, that nothing in this Section
2.15 shall be deemed to limit any voting rights upon the occurrence of dividend arrearages provided to holders of Preferred Stock pursuant to the Preferred Stock designation for any series of Preferred Stock.

                                  ARTICLE III

                                    OFFICERS

     SECTION 3.1 Enumeration. The officers of the corporation shall consist of a President and Chief Executive Officer, a Secretary, a Chief Financial Officer and such other officers with such other titles as the Board of Directors shall determine, including, at the discretion of the Board of Directors, a Chairman of the Board, and one or more Vice Presidents and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     SECTION 3.2 Election. Officers shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Officers may be appointed by the Board of Directors at any other meeting.

     SECTION 3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

     SECTION 3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these Bylaws, each officer shall hold office until his successor is elected and qualified, unless a different term is specified in the vote appointing him, or until his earlier death, resignation or removal.

     SECTION 3.5 Resignation and Removal. Any officer may resign by delivering his written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer may be removed at any time, with or without cause, by the Board of Directors.

     SECTION 3.6 Chairman of the Board. The Board of Directors may appoint a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, he shall perform such duties and possess such powers as are assigned to him by the Board of Directors. Unless otherwise provided by the Board of Directors,
                                      A-2-7
he shall preside at all meetings of the stockholders, and, if he is a director, at all meetings of the Board of Directors.

     SECTION 3.7 President. The President shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the business and affairs of the corporation and shall perform all duties and have all powers which are commonly incident to the office of President or which are delegated to him or her by the Board of Directors. Unless otherwise designated by the Board of Directors, the President shall be the Chief Executive Officer of the corporation. The President shall, in the absence of or because of the inability to act if the Chairman of the Board perform all duties of the Chairman of the Board and preside at all meetings of the Board of Directors and of stockholders. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe. He or she shall have power to sign stock certificates, contracts and other instruments of the corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the corporation, other than the Chairman of the Board.

     SECTION 3.8 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have at the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     SECTION 3.9 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including, without limitation, the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to keep a record of the proceedings of all meetings of stockholders and the Board of Directors, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.

     SECTION 3.10 Chief Financial Officer. Unless otherwise designated by the Board of Directors, the Chief Financial Officer shall be the Treasurer. The Chief Financial Officer shall perform such duties and shall have such powers as may from time to time be assigned to him by the Board of Directors, the Chief Executive Officer or the President. In addition, the Chief Financial Officer shall perform such duties and have such powers as are incident to the office of chief financial officer, including without limitation, the duty and power to keep and be responsible for all funds and securities of the corporation, to maintain the financial records of the corporation, to deposit funds of the corporation in depositories as authorized, to disburse such funds as authorized, to make proper accounts of such funds, and to render as required by the Board of Directors accounts of all such transactions and of the financial condition of the corporation.

     SECTION 3.11 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

     SECTION 3.12 Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

                                      A-2-8

                                   ARTICLE IV

                                 CAPITAL STOCK

     SECTION 4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.

     SECTION 4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by him in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

     Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, the Bylaws, applicable securities laws or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

     SECTION 4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, the Certificate of Incorporation or the Bylaws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these Bylaws.

     SECTION 4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

     SECTION 4.5 Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent (or dissent) to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, concession or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

                                      A-2-9

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE V

                               GENERAL PROVISIONS

     SECTION 5.1 Fiscal Year. The fiscal year of the corporation shall be as fixed by the Board of Directors.

     SECTION 5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

     SECTION 5.3 Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these Bylaws, a waiver of such notice either in writing signed by the person entitled to such notice or such person's duly authorized attorney, or by telecopy or any other available method, whether before, at or after the time stated in such waiver, or the appearance of such person or persons at such meeting in person or by proxy, shall be deemed equivalent to such notice.

     SECTION 5.4  Actions with Respect to Securities of Other
Corporations. Except as the Board of Directors may otherwise designate, the Chief Executive Officer or President or any officer of the corporation authorized by the Chief Executive Officer or President shall have the power to vote and otherwise act on behalf of the corporation, in person or proxy, and may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact to this corporation (with or without power of substitution) at any meeting of stockholders or shareholders (or with respect to any action of stockholders) of any other corporation or organization, the securities of which may be held by this corporation and otherwise to exercise any and all rights and powers which this corporation may possess by reason of this corporation's ownership of securities in such other corporation or other organization.

     SECTION 5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     SECTION 5.6 Certificate of Incorporation. All references in these Bylaws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     SECTION 5.7 Severability. Any determination that any provision of these Bylaws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these Bylaws.

     SECTION 5.8 Pronouns. All pronouns used in these Bylaws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

     SECTION 5.9 Notices. Except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery to the recipient thereof, by depositing such notice in the mails, postage paid, or by sending such notice by telecopy or other electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law, or by commercial courier service. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at his or her last known address as the same appears on the books of the corporation. The time when such notice shall be deemed to be given shall be the time such notice is received by such stockholder, director, officer, employee or agent, or by any person accepting such notice on behalf of such person, if delivered by hand, telecopy, other electronic transmission or commercial courier service, or the time such notice is dispatched, if delivered through the mails.

     SECTION 5.10 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the corporation shall, in the performance
                                      A-2-10
of his duties, be fully protected in relying in good faith upon the books of account or other records of the corporation, including reports made to the corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

     SECTION 5.11 Time Periods. In applying any provision of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

     SECTION 5.12 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

                                   ARTICLE VI

                                   AMENDMENTS

     SECTION 6.1 By the Board of Directors. Except as is otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

     SECTION 6.2 By the Stockholders. Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any annual meeting of stockholders, or at any special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new Bylaws shall have been stated in the notice of such special meeting.

                                  ARTICLE VII

                   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     SECTION 7.1 Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative ("proceeding"), by reason of the fact that he or she or a person of whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director or officer of another corporation, or as a controlling person of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said Law permitted the corporation to provide prior to such amendment) against all expenses, liability and loss reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in
Section 7.2 of this Article 7, the corporation shall indemnify any such person seeking indemnity in connection with a proceeding (or part thereof) initiated by such person only if (a) such indemnification is expressly required to be made by law, (b) the proceeding (or part thereof) was authorized by the Board of Directors of the corporation, (c) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the Delaware General Corporation Law, or (d) the proceeding (or part thereof) is brought to establish or enforce a right to indemnification under an indemnity agreement or any other statute or law or otherwise as required under Section 145 of the Delaware General Corporation Law. The rights hereunder shall be contract rights and shall include the right to be paid expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, unless the Delaware General Corporation Law then so prohibits, the payment of such expenses

                                      A-2-11
incurred by a director or officer of the corporation in his or her capacity as a director or officer (and not in any other capacity in which service was or is tendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of such proceeding, shall be made only upon delivery to the corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it should be determined ultimately that such director or officer is not entitled to be indemnified under this Section or otherwise.

     SECTION 7.2 Right of Claimant to Bring Suit. If a claim under Section 7.1 is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if such suit is not frivolous or brought in bad faith, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, has been tendered to this corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

     SECTION 7.3 Indemnification of Employees and Agents. The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and to the advancement of related expenses, to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification of and advancement of expenses to directors and officers of the corporation.

     SECTION 7.4 Non-Exclusivity of Rights. The rights conferred on any person in Sections 7.1 and 7.2 shall not be exclusive of any other right which such persons may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

     SECTION 7.5 Indemnification Contracts. The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this
Article 7.

     SECTION 7.6 Insurance. The corporation shall maintain insurance to the extent reasonably available, at its expense, to protect itself and any such director, officer, employee or agent of the corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     SECTION 7.7 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article 7 by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

                                      A-2-12

                                   APPENDIX B

                              INDEMNITY AGREEMENT

     This Indemnity Agreement, dated as of           , 2002, is made by and
between SciClone Pharmaceuticals, Inc., a Delaware corporation (the "Company"),
and                (the "Indemnitee").

                                    RECITALS

     A. The Company is aware that competent and experienced persons are reluctant to serve as directors, officers or agents of corporations unless they are protected by comprehensive liability insurance or indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors, officers and other agents.

     B. The statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors, officers and agents with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take.

     C. Plaintiffs often seek damages in such large amounts and the costs of litigation may be so enormous (whether or not the case is meritorious), that the defense and/or settlement of such litigation is often beyond the personal resources of directors, officers and other agents.

     D. The Company believes that it is unfair for its directors, officers and agents and the directors, officers and agents of its subsidiaries to assume the risk of huge judgments and other expenses which may occur in cases in which the director, officer or agent received no personal profit and in cases where the director, officer or agent was not culpable.

     E. The Company recognizes that the issues in controversy in litigation against a director, officer or agent of a corporation such as the Company or its subsidiaries are often related to the knowledge, motives and intent of such director, officer or agent, that he is usually the only witness with knowledge of the essential facts and exculpating circumstances regarding such matters, and that the long period of time which usually elapses before the trial or other disposition of such litigation often extends beyond the time that the director, officer or agent can reasonably recall such matters; and may extend beyond the normal time for retirement for such director, officer or agent with the result that he, after retirement or in the event of his death, his spouse, heirs, executors or administrators, may be faced with limited ability and undue hardship in maintaining an adequate defense, which may discourage such a director, officer or agent from serving in that position.

     F. Based upon their experience as business managers, the Board of Directors of the Company (the "Board") has concluded that, to retain and attract talented and experienced individuals to serve as directors, officers and agents of the Company and its subsidiaries and to encourage such individuals to take the business risks necessary for the success of the Company and its subsidiaries, it is necessary for the Company to contractually indemnify its directors, officers and agents and the directors, officers and agents of its subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such directors, officers and agents in connection with their service to the Company and its subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its subsidiaries and the Company's stockholders.

     G. Section 145 of the General Corporation Law of Delaware, under which the Company is organized ("Section 145"), empowers the Company to indemnify its directors, officers, employees and agents by agreement and to indemnify persons who serve, at the request of the Company, as the directors, officers, employees or agents of other corporations or enterprises, and expressly provides that the indemnification provided by Section 145 is not exclusive.

     H. The Company desires and has requested the Indemnitee to serve or continue to serve as a director, officer or agent of the Company and/or one or more subsidiaries of the Company free from undue concern for claims for damages arising out of or related to such services to the Company and/or one or more subsidiaries of the Company.

     I. Indemnitee is willing to serve, or to continue to serve, the Company and/or one or more subsidiaries of the Company, provided that he is furnished the indemnity provided for herein.

                                   AGREEMENT

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Definitions.

     (a) Agent. For the purposes of this Agreement, "agent" of the Company means any person who is or was a director, officer, employee or other agent of the Company or a subsidiary of the Company; or is or was serving at the request of, for the convenience of, or to represent the interests of the Company or a subsidiary of the Company as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Company or a subsidiary of the Company, or was a director, officer, employee or agent of another enterprise at the request of, for the convenience of, or to represent the interests of such predecessor corporation.

     (b) Expenses. For purposes of this Agreement, "expenses" include all out-of-pocket costs of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements), actually and reasonably incurred by the Indemnitee in connection with either the investigation, defense or appeal of a proceeding or establishing or enforcing a right to indemnification under this Agreement or Section 145 or otherwise; provided, however, that "expenses" shall not include any judgments, fines, ERISA excise taxes or penalties, or amounts paid in settlement of a proceeding.

     (c) Proceeding. For the purposes of this Agreement, "proceeding" means any threatened, pending, or completed action, suit or other proceeding, whether civil, criminal, administrative, or investigative.

     (d) Subsidiary. For purposes of this Agreement, "subsidiary" means any corporation of which more than 50% of the outstanding voting securities is owned directly or indirectly by the Company, by the Company and one or more other subsidiaries, or by one or more other subsidiaries.

     2. Agreement to Serve. The Indemnitee agrees to serve and/or continue to serve as agent of the Company, at its will (or under separate agreement, if such agreement exists), in the capacity Indemnitee currently serves as an agent of the Company, so long as he is duly appointed or elected and qualified in accordance with the applicable provisions of the Bylaws of the Company or any subsidiary of the Company or until such time as he tenders his resignation in writing; provided, however, that nothing contained in this Agreement is intended to create any right to continued employment by Indemnitee.

     3.  Liability Insurance.

     (a) Maintenance of D&O Insurance. The Company hereby covenants and agrees that, so long as the Indemnitee shall continue to serve as an agent of the Company and thereafter so long as the Indemnitee shall be subject to any possible proceeding by reason of the fact that the Indemnitee was an agent of the Company, the Company, subject to Section 3(c), shall promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from established and reputable insurers.

     (b) Rights and Benefits. In all policies of D&O Insurance, the Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company's directors, if the Indemnitee is a director; or of the Company's officers, if the Indemnitee is not a director of the Company but is an officer; or of the Company's key employees, if the Indemnitee is not a director or officer but is a key employee.

     (c) Limitation on Required Maintenance of D&O Insurance. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company.

     4. Mandatory Indemnification. Subject to Section 9 below, the Company shall indemnify the Indemnitee as follows:

          (a) Successful Defense. To the extent the Indemnitee has been successful on the merits or otherwise in defense of any proceeding (including, without limitation, an action by or in the right of the Company) to which the Indemnitee was a party by reason of the fact that he is or was an agent of the Company at any time, against all expenses of any type whatsoever actually and reasonably incurred by him in connection with the investigation, defense or appeal of such proceeding.

          (b) Third Party Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Company) by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred by him in connection with the investigation, defense, settlement or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (c) Derivative Actions. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Company by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, the Company shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him in connection with the investigation, defense, settlement, or appeal of such proceeding, provided the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and its stockholders; except that no indemnification under this subsection 4(c) shall be made in respect to any claim, issue or matter as to which such person shall have been finally adjudged to be liable to the Company by a court of competent jurisdiction unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such amounts which the court shall deem proper.

          (d) Actions where Indemnitee is Deceased. If the Indemnitee is a person who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that he is or was an agent of the Company, or by reason of anything done or not done by him in any such capacity, and if prior to, during the pendency of after completion of such proceeding Indemnitee becomes deceased, the Company shall indemnify the Indemnitee's heirs, executors and administrators against any and all expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred to the extent Indemnitee would have been entitled to indemnification pursuant to Sections 4(a), 4(b), or 4(c) above were Indemnitee still alive.

          (e) Notwithstanding the foregoing, the Company shall not be obligated to indemnify the Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) for which payment is actually made to or on behalf of Indemnitee under a valid and collectible insurance policy of D&O Insurance, or under a valid and enforceable indemnity clause, by-law or agreement.

     5. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of any expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) incurred by him in the investigation, defense, settlement or appeal of a proceeding, but not entitled, however, to indemnification for all of the total amount hereof, the Company shall nevertheless indemnify the Indemnitee for such total amount except as to the portion hereof to which the Indemnitee is not entitled.

     6. Mandatory Advancement of Expenses. Subject to Section 8(a) below, the Company shall advance all expenses incurred by the Indemnitee in connection with the investigation, defense, settlement or appeal of any proceeding to which the Indemnitee is a party or is threatened to be made a party by reason of the fact that the Indemnitee is or was an agent of the Company. Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall be determined ultimately that the Indemnitee is not entitled to be indemnified by the Company as authorized hereby. The advances to be made hereunder shall be paid by the Company to the Indemnitee within twenty (20) days following delivery of a written request therefor by the Indemnitee to the Company. In the event that the Company fails to pay expenses as incurred by the Indemnitee as required by this paragraph, Indemnitee may seek mandatory injunctive relief from any court having jurisdiction to require the Company to pay expenses as set forth in this paragraph. If Indemnitee seeks mandatory injunctive relief pursuant to this paragraph, it shall not be a defense to enforcement of the Company's obligations set forth in this paragraph that Indemnitee has an adequate remedy at law for damages.

     7. Notice and Other Indemnification Procedures.

     (a) Promptly after receipt by the Indemnitee of notice of the commencement of or the threat of commencement of any proceeding, the Indemnitee shall, if the Indemnitee believes that indemnification with respect thereto may be sought from the Company under this Agreement, notify the Company of the commencement or threat of commencement thereof.

     (b) If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 7(a) hereof, the Company has D&O Insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     (c) In the event the Company shall be obligated to pay the expenses of any proceeding against the Indemnitee, the Company, if appropriate, shall be entitled to assume the defense of such proceeding, with counsel approved by the Indemnitee, upon the delivery to the Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees of counsel subsequently incurred by the Indemnitee with respect to the same proceeding, provided that (i) the Indemnitee shall have the right to employ his counsel in any such proceeding at the Indemnitee's expense; and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of any such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Company.

     8. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

     (a) Claims Initiated by Indemnitee. To indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the Indemnitee and not by way of defense, unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board, (iii) such indemnification is provided by the Company, in its sole discretion, pursuant to the powers vested in the Company under the General Corporation Law of Delaware or (iv) the proceeding is brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under
Section 145;

     (b) Lack of Good Faith. To indemnify the Indemnitee for any expenses incurred by the Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or

     (c) Unauthorized Settlements. To indemnify the Indemnitee under this Agreement for any amounts paid in settlement of a proceeding unless the Company consents to such settlement, which consent shall not be unreasonably withheld.

     Non-exclusivity. The provisions for indemnification and advancement of expenses set forth in this Agreement shall not be deemed exclusive of any other rights which the Indemnitee may have under any provision of law, the Company's Certificate of Incorporation or Bylaws, the vote of the Company's stockholders or disinterested directors, other agreements, or otherwise, both as to action in his official capacity and to action in another capacity while occupying his position as an agent of the Company, and the Indemnitee's rights hereunder shall continue after the Indemnitee has ceased acting as an agent of the Company and shall inure to the benefit of the heirs, executors and administrators of the Indemnitee.

     10. Enforcement. Any right to indemnification or advances granted by this Agreement to Indemnitee shall be enforceable by or on behalf of Indemnitee in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Indemnitee, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under this Agreement (other than an action brought to enforce a claim for expenses pursuant to Section 6 hereof, provided that the required undertaking has been tendered to the Company) that Indemnitee is not entitled to indemnification because of the limitations set forth in Sections 4 and 8 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Indemnitee is proper in the circumstances, nor an actual determination by the Company (including its Board of Directors or its stockholders) that such indemnification is improper, shall be a defense to the action or create a presumption that Indemnitee is not entitled to indemnification under this Agreement or otherwise.

     11. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     12. Survival of Rights.

     (a) All agreements and obligations of the Company contained herein shall continue during the period Indemnitee is an agent of the Company and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative, by reason of the fact that Indemnitee was serving in the capacity referred to herein.

     (b) The Company shall require any successor to the Company (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

     13. Interpretation of Agreement. It is understood that the parties hereto intend this Agreement to be interpreted and enforced so as to provide indemnification to the Indemnitee to the fullest extent permitted by law including those circumstances in which indemnification would otherwise be discretionary.

     14. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, (i) the validity, legality and enforceability of the remaining provisions of the Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and to give effect to Section 13 hereof.

     15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     16. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     17. Governing Law. This Agreement shall be governed exclusively by and construed according to the laws of the State of Delaware as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware.

     The parties hereto have entered into this Indemnity Agreement effective as of the date first above written.

                                          SCICLONE PHARMACEUTICALS, INC.:

                                          --------------------------------------

                                          By
                                          --------------------------------------
                                          Title
                                          --------------------------------------
                                          Address
                                          --------------------------------------
                                               ---------------------------------
                                               ---------------------------------
                                               Attn:
                                               ---------------------------------

                                          INDEMNITEE:

                                          --------------------------------------
                                          [Indemnitee's Printed Name]
                                          Address
                                          --------------------------------------
                                               ---------------------------------
                                               ---------------------------------

                                  APPENDIX C-1

                         SCICLONE PHARMACEUTICALS, INC.
                           1995 EQUITY INCENTIVE PLAN
                          (AS AMENDED MARCH 19, 2002)

     1. Purposes of the Plan.

     The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business.

     Options granted hereunder may be either Incentive Stock Options (as defined under Section 422 of the Code) or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. Stock Purchase Rights and Stock Bonus Awards may also be granted under the Plan.

     2. Definitions.

     As used herein, the following definitions shall apply:

          (a) "Administrator" shall mean the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" shall have the meaning set forth in Section 4(a) below.

          (c) "Board" shall mean the Board of Directors of the Company.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (f) "Common Stock" shall mean the Common Stock of the Company.

          (g) "Company" shall mean SciClone Pharmaceuticals, Inc., a California corporation.

          (h) Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant shall not include nonemployee directors.

          (i) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute termination of Continuous Status as an Employee or Consultant.

          (j) "Director" shall mean a member of the Board.

          (k) "Employee" shall mean any person, including Named Executives, Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

          (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                                      C-1-1

          (m) "Fair Market Value" shall mean, as of any date, the value of Common Stock determined as follows:

             (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock as quoted on such system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable;

             (ii) If the Common Stock is quoted on the NASDAQ System (but not on the Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock or;

             (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable written option agreement.

          (o) "Named Executive" shall mean any individual who, on the last day of the Company's fiscal year, is the chief executive officer of the Company (or is acting in that capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (p) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable written option agreement.

          (q) "Officer" shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r) "Option" shall mean a stock option granted pursuant to the Plan.

          (s) "Optioned Stock" shall mean the Common Stock subject to an Option or a Stock Purchase Right.

          (t) "Optionee" shall mean an Employee or Consultant who receives an Option.

          (u) "Parent" shall mean a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (v) "Plan" shall mean this 1995 Equity Incentive Plan.

          (w) "Restricted Stock" shall mean shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below or a Stock Bonus Award under Section 12 below.

          (x) "Right" shall mean and include Stock Purchase Rights and Stock Bonus Awards granted pursuant to the Plan.

          (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act as the same may be amended from time to time, or any successor provision.

          (z) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

          (aa) "Stock Bonus Award" shall mean the grant of Common Stock for no cash consideration pursuant to Section 12 below.

          (bb) "Stock Purchase Right" shall mean the right to purchase Common Stock pursuant to Section 11 below.

                                      C-1-2

          (cc) "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

     Subject to the provisions of Section 16 of the Plan, the maximum aggregate number of Shares that may be optioned, sold or awarded under the Plan is 6,100,000 Shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, Shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4. Administration of the Plan.

     (a) Composition of Administrator.

     (i) Multiple Administrative Bodies. If permitted by Rule 16b-3 and by the legal requirements relating to the administration of incentive stock option plans, if any, of applicable securities laws and the Code (collectively, the "Applicable Laws"), the Plan may (but need not) be administered by different administrative bodies with respect to Directors, Officers who are not Directors and Employees who are neither Directors nor Officers.

     (ii) Administration with Respect to Directors and Officers. With respect to grants of Options or Rights to Employees or Consultants who are also Officers of the Company, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and Section 162(m) of the Code as it applies so as to qualify grants of Options or Rights to Named Executives as performance-based compensation, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan and otherwise so as to satisfy the Applicable Laws.

     (iii) Administration with Respect to Other Persons. With respect to grants of Options or Rights to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.

     (iv) General.  If a Committee has been appointed pursuant to subsection
(ii) or (iii) of this Section 4(a), such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee appointed under subsection (ii), to the extent permitted by Rule 16b-3 as it applies to a plan intended to qualify thereunder as a discretionary plan.

     (b) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

          (ii) to select the Employees and Consultants to whom Options and Rights may from time to time be granted hereunder;

                                      C-1-3

          (iii) to determine whether and to what extent Options and Rights or any combination thereof are granted hereunder;

          (iv) to determine the number of Shares to be covered by each such award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or Right and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

          (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Shares covered by such Option shall have declined since the date the Option was granted; and

          (ix) to determine the terms and restrictions applicable to Stock Purchase Rights or Stock Bonus Awards, and the Restricted Stock issued upon exercise of the Stock Purchase Rights or grant of Stock Bonus Awards, as the case may be.

     (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options and Rights.

     5. Eligibility.

     (a) Recipients of Grants. Nonstatutory Stock Options, Stock Purchase Rights and Stock Bonus Awards may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option, Stock Purchase Right or Stock Bonus Award may, if he or she is otherwise eligible, be granted additional Options, Stock Purchase Rights or Stock Bonus Awards.

     (b) Type of Option. Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (c) No Employment Rights. The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

     6. Term of Plan.

     The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in
Section 22 of the Plan. The Plan shall terminate in January 2005, the tenth anniversary of its adoption by the Board, unless sooner terminated under Section 18 of the Plan.

                                      C-1-4

     7. Term of Option.

     The term of each Option shall be the term stated in the written option agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the written option agreement, and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary (including stock constructively owned through family members or entities in accordance with Code Section 424(d)), the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the written option agreement.

     8. Limitation on Grants to Employees.

     Subject to adjustment as provided in this Plan, the maximum number of Shares which may be subject to Options or Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 1,250,000.

     9.  Option Exercise Price and Consideration.

     (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the applicable agreement, but shall be subject to the following:

          (i) In the case of an Option

             (A) which is an Incentive Stock Option and is granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

             (B) which is an Incentive Stock Option and is granted to any person, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; and

             (C) which is a Nonstatutory Stock Option, the per share exercise price shall be no less than 85% of the Fair Market Value per share on the date of grant.

     (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of
(1) cash, (2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) delivery of an irrevocable subscription agreement for the Shares that irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.

     (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance
                                      C-1-5
criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 16 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised. (b) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant for any reason, such Optionee may, but only within three (3) months (or such other period of time not exceeding twelve (12) months, as determined by the Administrator, with such determination made in the case of an Incentive Stock Option at the time of grant of such Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the written option agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination, provided, however, that if the termination is for cause, the Optionee may exercise such Option only within thirty (30) days after such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option within the time specified herein, the Option shall terminate. Notwithstanding the foregoing, if an Option which is an Incentive Stock Option may be exercised more than three (3) months after termination of employment, such Option shall cease to qualify as an Incentive Stock Option if not exercised by Optionee within three (3) months following the date of such termination.

     (c) Death or Disability of Optionee.  Notwithstanding the provisions of
Section 10(b) above, in the event of the death or total and permanent disability (as defined in Section 22(e)(3) of the Code) of an Optionee during the term of the Option who at the time of his death or disability is an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised at any time within twelve (12) months from the date of such death or disability (but in no event later than the date of expiration of the term of such Option as set forth in the written option agreement) by the Optionee or the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the right to exercise had accrued at the date of termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Option is not exercised within the time specified herein, the Option shall terminate.

     (d) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     11. Stock Purchase Rights.

     (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 85% of the Fair

                                      C-1-6

Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty
(30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of a Stock Purchase Right shall be referred to herein as "Restricted Stock."

     (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability) prior to completion of a specified service requirement. The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price.

     (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

     (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 16 of the Plan.

     12.  Stock Bonus Awards.

     (a) Administration. Stock Bonus Awards may be granted either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Such awards shall be granted for no cash consideration. The Administrator shall determine the performance or other factors to be used in the determination of Stock Bonus Awards. Stock Bonus Awards may vary from participant to participant and between groups of participants and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may deem appropriate. The Administrator may determine for each Stock Bonus Award the number of shares of Common Stock to be awarded if, and to the extent that, the relevant measures of performance or other criteria for such Stock Bonus Award are met. Such number of shares of Common Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Administrator. The Administrator may adjust the factors applicable to the Stock Bonus Awards to take into account changes in legal, accounting and tax rules and to make such other adjustments as the Administrator deems necessary or appropriate.

     (b) Terms and Conditions. The Stock Bonus Awards will be granted pursuant to a Restricted Stock Bonus Agreement in the form determined by the Administrator. The Restricted Stock Bonus Agreement shall contain such terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion, including without limitation, the Company's option to reacquire the Shares for no consideration exercisable upon the voluntary or involuntary termination of the recipient's employment with the Company for any reason (including death or disability) prior to completion of a specified service requirement. In addition, the provisions of Restricted Stock Bonus Agreements need not be the same with respect to each recipient.

     (c) Rights as a Shareholder. Once the Stock Bonus Award is granted, the recipient shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her grant is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which record date is prior to the date the Stock Bonus Award is granted, except as provided in Section 16 of the Plan.

     13.  Withholding Taxes.

     As a condition to the exercise of Options and Rights granted hereunder, the participant shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign

                                      C-1-7
withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Options or Rights. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     14.  Stock Withholding to Satisfy Withholding Tax Obligations.

     At the discretion of the Administrator, a participant under the Plan may satisfy withholding obligations as provided in this paragraph. When a participant incurs tax liability in connection with an Option or Right which tax liability is subject to tax withholding under applicable tax laws, and the participant is obligated to pay the Company an amount required to be withheld under applicable tax laws, the participant may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, (b) out of participant's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the participant for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to or less than participant's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     Any surrender by an Officer or Director of previously owned Shares to satisfy tax withholding obligations arising upon exercise of an Option or Right must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     All elections by a participant to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a) the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the participant is an Officer or Director, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by a participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the participant shall receive the full number of Shares with respect to which the Option or Right is exercised or the Stock Bonus Award is granted but such participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     15.  Non-Transferability of Options, Rights and Restricted Stock.

     Options or Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution or pursuant to a qualified domestic relations order (as defined by the Code); provided, however, that with respect to Nonstatutory Stock Options and Stock Purchase Rights, such Option or Right may be transferable to the extent the Administration determines that transferability is permitted under Rule 16b-3 of the Exchange Act, the Securities Act of 1933, as amended and other Applicable Laws as then in effect. The designation of a beneficiary by an Optionee or Rights holder will not constitute a transfer. An Option or Right may be exercised, during the lifetime of the Optionee or Rights holder, only by the Optionee or Rights holder or a transferee permitted by this Section 15.

                                      C-1-8

     16.  Adjustments Upon Changes in Capitalization or Merger.

     (a) Adjustment. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option or Right, the number of Shares that have been authorized for issuance under the Plan but as to which no Options or Right have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, the maximum number of Shares which may be granted to any employee under Section 8 of the Plan and the price per Share covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

     (b) Corporate Transactions. In the event of the proposed dissolution or liquidation of the Company, an Option or Right will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Administrator and give each Optionee or Right holder the right to exercise his or her Option or Right as to all or any part of the Optioned Stock or Restricted Stock, including Shares as to which an Option or Right would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, an Option or Right may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation or the Administrator may determine, in its sole discretion and in lieu of such assumption or substitution, that the Optionee or Right holder shall have the right to exercise an Option or Right as to some or all of the Optioned Stock or Restricted Stock, including Shares as to which the Option or Right would not otherwise be exercisable, or that Restricted Stock held by a participant shall be released from the Company's repurchase option. If the Administrator makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee or Right holder that the Option or Right shall be exercisable for a period of at least ten (10) days from the date of such notice. Unless the Option or Right is assumed, substituted by an equivalent option, or exercised in accordance with the preceding provisions of this Section 16(b), it shall terminate no later than consummation of such merger or sale.

     17.  Time of Granting Options and Stock Purchase Rights.

     The date of grant of an Option or Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Right or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Right is so granted within a reasonable time after the date of such grant.

     18.  Amendment and Termination of the Plan.

     (a) Authority to Amend or Terminate. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided that, the following revisions or amendments shall require approval of the shareholders of the Company in the manner described in Section 22 of the
Plan:

          (i) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 16 of the Plan;

          (ii) any change in the designation of the class of persons eligible to be granted Options or Rights;

                                      C-1-9

          (iii) any change in the limitation on grants to Employees as described in Section 8 of the Plan or other changes which would require shareholder approval to qualify options or rights granted hereunder as performance-based compensation under Section 162(m) of the Code; or

          (iv) if the Company has a class of equity securities registered under
     Section 12 of the Exchange Act at the time of such revision or amendment, any material increase in the benefits accruing to participants under the Plan.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options or Rights already granted and such Options or Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Right holder and the Board, which agreement must be in writing and signed by the Optionee or Right holder and the Company.

     19.  Conditions Upon Issuance of Shares.

     Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     20.  Reservation of Shares.

     The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     21.  Agreements.

     Options and Rights shall be evidenced by written agreements in such forms as the Administrator shall approve.

     22.  Shareholder Approval.

     Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed and, in particular, shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

     23.  Information to Optionees and Right Holders.

     The Company shall provide to each Optionee and Right holder, during the period for which such Optionee or holder has one or more Options or Rights outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company.

                                      C-1-10

                                  APPENDIX C-2

                         SCICLONE PHARMACEUTICALS, INC.
                  1995 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                           (AS AMENDED MARCH 19, 2002)

     1. Purpose.

     The purposes of the 1995 Nonemployee Director Stock Option Plan (the "Plan") of SciClone Pharmaceuticals, Inc., a California corporation (the "Company"), are to compensate nonemployee members of the Company's Board of Directors (the "Board"), to provide a means for such members to increase their holdings of Company stock, and to attract and retain the best available personnel for services as members of the Board.

     2. Definitions.

     The following definitions shall apply to this Plan:

          (a) "Annual Grant Date" shall mean, for each calendar year, beginning in 1995, the date of each Annual Meeting of the Company's shareholders.

          (b) "Board" shall mean the Board of Directors of the Company.

          (c) "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the shareholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (e) "Company" shall mean SciClone Pharmaceuticals, Inc., a California corporation, or any successor corporation thereto.

          (f) "Eligible Director" shall mean any person who is a member of the Board and who is not a full or part-time employee of the Company or of any subsidiary or affiliate of the Company. The receipt of a director's fees from the Company shall not be sufficient in and of itself to cause a person to be an employee of the Company.

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Grant Date" shall mean the Initial Grant Date or the Annual Grant Date, as appropriate.

          (i) "Initial Grant Date" shall mean the date on which an Eligible Director is first elected or appointed to the Board.

          (j) "Option" shall mean an option to purchase Shares granted under this Plan. All Options shall be "nonstatutory options" (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).

          (k) "Option Agreement" shall mean the written agreement described in
     Section 6.

                                      C-2-1

          (l) "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the shareholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (m) "Plan" shall mean this 1995 Nonemployee Director Stock Option
     Plan.

          (n) "Shares" shall mean shares of Common Stock of the Company.

     3. Administration

     (a) General. This Plan shall be administered by the Board or a Committee of the Board in accordance with the express provisions of this Plan.

     (b) Powers of Board. Subject to the limitations set forth in this Plan, the Board or a Committee of the Board, if a Committee administers the Plan, shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

     4. Shares Subject to Plan.

     (a) Aggregate Number. Subject to adjustment in accordance with Section 6(g), an aggregate of seven hundred fifty thousand (750,000) Shares is reserved for issuance under this Plan. Shares sold under this Plan may be unissued Shares or reacquired Shares. If any Options shall for any reason terminate or expire without having been exercised in full, Shares not purchased thereunder shall be available for future grant under this Plan.

     (b) Rights as Shareholder. An Eligible Director shall have not rights as a Shareholder with respect to Shares acquired by exercise of an Option until the issuance (as evidenced by an appropriate entry on the books of the Company or duly authorized transfer agent) of a stock certificate evidencing the Shares. Subject to Section 6(g), no adjustment shall be made for dividends or other events for which the record date is prior to the date the certificate is issued.

     5. Nondiscretionary Grants.

     All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

          (a) Initial Grant. On the Initial Grant Date, each Eligible Director who is elected or appointed to the Board on such date shall automatically receive the grant of an Option to purchase 25,000 Shares.

          (b) Regular Annual Grants. On each Annual Grant Date, each Eligible Director who has not received an Initial Grant of Options under subsection
     (a) within the prior one-year period shall receive the grant of an Option to purchase 20,000 Shares.

          (c) Adjustment. The number of Shares for which options are granted in accordance with this Section 5 and the number of Shares subject to any Option shall be subject to adjustment in accordance with Section 6(g).

          (d) No Discretion; Excess Shares. No person shall have any discretion to select which Eligible Directors shall be granted Options or to determine the number of shares to be subject to such Options. In the event that a grant would cause the number of shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the number set forth in Section 4(a), then each Option so granted shall be for that number of Shares determined by dividing the remaining Shares available for grant by the number of Eligible Directors receiving Options at such time.

                                      C-2-2

     6. Terms of Option Agreements.

     Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the Grant Date and the exercise price, and shall include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine.

          (a) Term. The term of the Option shall be ten years from its Grant Date, subject to earlier termination in accordance with Sections 6(f) or 6(h).

          (b) Option Exercise. Each Option granted to an Eligible Director on the Initial Grant Date shall become exercisable in full or in part to the extent of one-third of the Shares subject to such Option on the first anniversary of the Initial Grant Date, an additional one-third of such Shares on the second anniversary of the Initial Grant Date, and the remainder of such Shares on the third anniversary of the Initial Grant Date. Each Option granted to an Eligible Director on the Annual Grant Date shall become exercisable in full or in part to the extent of one-twelfth of the Shares subject to such Option at the end of each one-month period following the Annual Grant Date.

          (c) Exercise Price. The purchase price of the Shares subject to each Option shall be the closing sale price for Shares or the closing bid if no sales were reports, as quoted on the Nasdaq National Market, on the Grant Date of such Option, or on the last preceding business day if such Grant Date is not a business day.

          (d) Payment of Exercise Price. The purchase price of Shares acquired pursuant to an option shall be paid in full at the time the Option is exercised (i) in cash or by check, (ii) by delivery of Shares having a fair market value on the date of exercise equal to the aggregate purchase price (and, if such Shares were acquired from the Company, shall have been held for at least six months), (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (iv) by some combination of the foregoing. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

          (e) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder); provided, however, that such Option shall be transferable to the extent the Board or Committee determines that transferability is permitted under Rule 16b?3 of the Exchange Act, the Securities Act of 1933, as amended, and other applicable laws as then in effect.

          (f) Termination of membership on the Board. If an Eligible Director's membership on the Board terminates for any reason, an Option held at the date of termination may be exercised in whole or in part to the extent exercisable as of the date of such termination at any time within ninety
     (90) days after the date of such termination (but in no event after the term of the Option expires) and shall thereafter terminated.

          (g) Capitalization Changes. If any change is made in the Shares subject to the Plan or subject to any Option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Board shall make appropriate adjustments as to the maximum number of Shares subject to the Plan, the number of Shares covered by any Option grant, and the number of Shares and price per Share covered by outstanding Options.

          (h) Effect of Change in Control on Options. In the event of a Change in Control, any unexercisable or unvested portions of outstanding Options and any shares acquired upon the exercise thereof

                                      C-2-3

                                   APPENDIX D

                         SCICLONE PHARMACEUTICALS, INC.

                  Proxy for the Annual Meeting of Shareholders

                           To be held on May 30, 2002

                       Solicited by the Board of Directors


        The undersigned hereby appoints Donald R. Sellers and Richard A. Waldron, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in SciClone Pharmaceuticals, Inc., a California corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at Hilton Garden Inn, at 2000 Bridgepointe Circle, San Mateo, California 94404 on Thursday, May 30, 2002, at 10:00 a.m. local time, and at any adjournment or postponement thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Proxy Statement of the Company (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Company's 2001 Annual Report to Shareholders.


        THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3, 4(A), 4(B), 4(C), 5 and 6.


                                                  ----------------
CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SEE REVERSE
                                                        SIDE
                                                  ----------------

      Please mark your
[X]   votes as indicated
      in this example




      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO PROMPTLY VOTE THIS PROXY SO THAT YOUR STOCK MAY BE
      REPRESENTED AT THE MEETING.


        A vote FOR the following proposals is recommended by the Board of
Directors:


1. To elect the following seven (7) directors of the Company:


        [  ]       FOR all nominees       [  ]   WITHHOLD AUTHORITY
                   listed below (except          to vote for all
                   as marked to the              nominees listed
                   contrary below.)              below.


      (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW.)


     Jere E. Goyan, Ph.D.     Donald R. Sellers
     John D. Baxter, M.D.     Edwin C. Cadman, M.D.
     Rolf H. Henel            Jon S. Saxe
     Dean S. Woodman


2. To approve and ratify the appointment of Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending December 31, 2002.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


3. To approve and ratify the reincorporation of the Company from California to Delaware and related changes to the rights of shareholders as described in the Company's Proxy Statement.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN



4(A). If Proposal No. 3 is approved, to approve and ratify the elimination of cumulative voting for the Company's directors in the Delaware Certificate of Incorporation.



            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN



4(B). If Proposal No. 3 is approved, to approve and ratify the elimination of the right of the Company's shareholders to act by written consent in the Delaware Certificate of Incorporation and Delaware By-Laws.


            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN



4(C). If Proposal No. 3 is approved, to approve and ratify the adoption of an increase in the percentage of voting shareholders of record required to call a special meeting of shareholders from ten percent (10%) to twenty-five percent(25%) in the Delaware Certificate of Incorporation and Delaware Bylaws.


            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

5. To approve and ratify the adoption of an increase in the maximum aggregate number of shares of Common Stock that may be issued under the Company's 1995 Equity Incentive Plan by 1,350,000 shares, from 4,750,000 shares to 6,100,000 shares.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


6. To approve and ratify the amendment of the Company's 1995 Nonemployee Director Stock Option Plan (the Plan) to: (1) increase the maximum aggregate number of shares of Common Stock that may be issued under the Plan by 250,000 shares, from 500,000 shares to 750,000 shares; (2) increase the Regular Annual Grant (as defined in the Company's Proxy Statement) by 10,000 shares, from 10,000 shares to 20,000 shares, and (3) provide for full acceleration of vesting and exercisability of options to purchase Common Stock granted under the Plan upon the occurrence of a Change in Control.

            [ ] FOR             [ ] AGAINST              [ ] ABSTAIN


MARK HERE                  MARK HERE
FOR ADDRESS     [  ]       IF YOU PLAN   [ ]
CHANGE AND                 TO ATTEND
NOTE AT LEFT               THE MEETING



Please sign here exactly as your name(s)   Signature: _____________  Date:______
appears on your stock certificate. If
shares of stock are held jointly, both
or all of such persons should sign.
Corporate or partnership proxies should
be signed in full corporate or
partnership name by an authorized
person. Persons signing in a fiduciary     Signature: _____________  Date:______
capacity should indicate their full
titles in such capacity. Please date the proxy.